[LOGO]  CB
COMMERCIAL

SUBLEASE

CB COMMERCIAL REAL ESTATE GROUP, INC.      *a wholly owned subsidiary of Journal
BROKERAGE AND MANAGEMENT                   Communications, Inc., as joint and
LICENSED REAL ESTATE BROKER                several co-tenants.



 1. PARTIES.
    This Sublease, dated 11/12, 1996, is made between Journal Communications, Inc., a Wisconsin corporation and Imperial Printing Company,* ("Sublessor"),** and Bell Microproducts, Inc., a California corporation ("Sublessee").
                                                      / **SEE RIDER N0. 1 /
 2. MASTER LEASE.
    Sublessor is the lessee under a written lease dated December 22, 1995, wherein DiNapoli, DiNapoli and Mulcahy Trust, a California qeneral partnership ("Lessor")*** leased to Sublessor the real property located in the City of San Jose, County of Santa Clara, State of California, described as 2020 South Tenth Street, San Jose, California, containing approximately 141,520+/- square feet, single-story facility and connector building ("Master Premises"). Said lease has been amended by the following amendments A Rider with eight (8) sections, Exhibit A, Exhibit B, Exhibit C, and Disclosure of Special Studies, said lease and amendments are herein collectively referred to as the "Master Lease" and are attached hereto as Exhibit "A."
                                                      / ***SEE RIDER N0. 2 /
 3. PREMISES
    Sublessor hereby subleases to Sublessee on the terms and conditions set forth in this Sublease the following portion of the Master Premises ("Premises"): 2020 South Tenth Street, San Jose, California, containing 141,520+/- square feet, single-story facility and connector building as shown in Exhibit B attached hereto and made a part hereof.

 4. WARRANTY BY SUBLESSOR.
    Sublessor warrants and represents to Sublessee that the Master Lease has not been amended or modified except as expressly set forth herein, that Sublessor is not now, and as of the commencement of the Term hereof will not be, in default or breach of any of the provisions of the Master Lease, and that Sublessor has no knowledge of any claim by Lessor that Sublessor is in default or breach of any of the provisions of the Master Lease.

 5. TERM.    / SEE RIDER NO. 5 /

 6. RENT.
    6.1 Minimum Rent. Sublessee shall pay to Sublessor as minimum rent, without deduction, setoff, notice, or demand, at IPC Communication Services, Inc. 2011 Senter Road, San Jose, California or at such other place as Sublessor shall designate from time to time by notice to Sublessee.
        / SEE RIDER NO. 6.1 /
        Sublessee shall pay to Sublessor upon execution of this Sublease the sum of Seventy-Nine Thousand Five Hundred Eighty-Six and No/1OO********* Dollars ($79,586.00********) as rent for February 1997. If the Term begins or ends on a day other than the first or last day of a month, the rent for the partial months shall be prorated on a per diem basis. Additional provisions: / SEE RIDER NO. 6.2 /

    6.2 Operating Costs. If the Master Lease requires Sublessor to pay to Lessor all or a portion of the expenses of operating the building and/or project of which the Premises are a part ("Operating Costs"), including but not limited to taxes, utilities, or insurance, then Sublessee shall pay to Sublessor as additional rent One Hundred percent (100%) of the amounts payable by Sublessor for Operating Costs incurred during the Term, Such additional rent shall be payable as and when Operating Costs are payable by Sublessor to Lessor. If the Master Lease provides for the payment by Sublessor of Operating Costs on the basis of an estimate thereof, then as and when adjustments between estimated and actual Operating Costs are made under the Master Lease, the obligations of Sublessor and Sublessee hereunder shall be adjusted in a like manner; and if any such adjustment shall occur after the expiration or earlier termination of the Term, then the obligations of Sublessor and Sublessee under this Subsection
        6.2 shall survive such expiration or termination. Sublessor shall, upon request by Sublessee, furnish Sublessee with copies of all statements submitted by Lessor of actual or estimated Operating Costs during the Term.

 7. SECURITY DEPOSIT.
    Sublessee shall deposit with Sublessor upon execution of this Sublease the sum of Eighty Thousand and No/100*******************************************
    Dollars ($80,000.00**********) as security for Sublessee's faithful performance of Sublessee's obligations hereunder ("Security Deposit"). If Sublessee fails to pay rent or other charges when due under this Sublease, or fails to perform any of its other obligations hereunder, Sublessor may use or apply all or any portion of the Security Deposit for the payment of any rent or other amount then due hereunder and unpaid, for the payment of any other sum for which Sublessor may become obligated by reason of Sublessee's default or breach, or for any loss or damage sustained by Sublessor as a result of Sublessee's default or breach. If Sublessor so uses any portion of the Security Deposit, Sublessee shall, within ten (10) days after written demand by Sublessor, restore the Security Deposit to the full amount originally deposited, and Sublessee's failure to do so shall constitute a default under this Sublease. Sublessor shall not be required to keep the Security Deposit separate from its general accounts, and shall have no obligation or liability for payment of interest on the Security Deposit. In the event Sublessor assigns its interest in this Sublease, Sublessor shall deliver to its assignee so much of the Security Deposit as is then held by Sublessor.
                                                          / SEE RIDER NO. 7 /
 8. USE OF PREMISES.
    The Premises shall be used and occupied only for office sales, research and development, light assembly, light manufacturing and distribution of electronic products and related legal uses, and for no other use or purpose.

 9. ASSIGNMENT AND SUBLETTING.
    Sublessee shall not assign this Sublease or further sublet all or any part of the Premises without the prior written consent of Sublessor (and the consent of Lessor, if such is required under the terms of the Master Lease).
                                                         / SEE RIDER NO. 9 /
10. OTHER PROVISIONS OF SUBLEASE.
    Except as otherwise provided in RIDER NO. 10, all applicable terms and conditions of the Master Lease are incorporated into and made a part of this Sublease as if Sublessor were the lessor or Landlord thereunder, Sublessee the lessee or Tenant thereunder, and the Premises the Master Premises, except for the following:
    Sections 1.03, 1.04, 1.05,  1.06,  1.08,  1.09, 1.10, 1.11,  1.12(a),  2.01,
    2.02, 3.01, 3.03, 5.01. 13.02(c),  13.06; Article 14; Rider Paragraphs 1, 5,
    6, 7, and 8 of the Rider to Lease Agreement.

    Sublessee shall not commit or suffer any act or omission that will violate any of the provisions of the Master Lease. Sublessor shall exercise due diligence in attempting to cause Lessor to perform its obligations under the Master Lease for the benefit of Sublessee. If the Master Lease terminates, this Sublease shall terminate and the parties shall be relieved of any further liability or obligation under this Sublease, provided however, that if the Master Lease terminates as a result of a default or breach by Sublessor or Sublessee under this Sublease and/or the Master Lease, then the defaulting party shall be liable to the nondefaulting party for the damage suffered as a result of such termination. Notwithstanding the foregoing, if the Master Lease gives Sublessor any right to terminate the Master Lease in the event of the partial or total damage, destruction, or condemnation of the Master Premises or the building or project of which the Master Premises are a part, the exercise of such right by Sublessor shall not constitute a default or breach hereunder.

11. ATTORNEYS' FEES.   / **SEE RIDER N0. 10A /
                                                            / SEE RIDER 11 /

12. AGENCY DISCLOSURE:
    Sublessor and Sublessee each warrant that they have dealt with no other real estate broker in connection with this transaction except: CB COMMERCIAL REAL ESTATE GROUP, INC., who represents Sublessor Journal Communications, Inc., a Wisconsin corporation and Imperial Printing Company, a Michigan corporation ("Broker") and C0RNISH AND CAREY COMMERCIAL REAL ESTATE, who represents Bell Microproducts, Inc., a California corporation.

    In the event that CB COMMERCIAL REAL ESTATE GROUP, INC. represents both Sublessor and Sublessee, Sublessor and Sublessee hereby confirm that they were timely advised of the dual representation and that they consent to the same, and that they do not expect said broker to disclose to either of them the confidential information of the other party.

13. COMMISSION.
    Upon execution of this Sublease, and consent thereto by Lessor (if such consent is required under the terms of the Master Lease), Sublessor shall pay Broker a real estate brokerage commission in accordance with Sublessor's contract with Broker for the subleasing of the Premises, if any, and otherwise in the amount of Two Hundred Sixty-Five Thousand and No/100 ****** ******************** Dollars ($265,000.00********), for services rendered in effecting this Sublease. Broker is hereby made a third party beneficiary of this Sublease for the purpose of enforcing its right to said commission.
                                                            / SEE RIDER 14 /

14. NOTICES.

15. CONSENT BY LESSOR.
    THIS SUBLEASE SHALL BE OF NO FORCE OR EFFECT UNLESS CONSENTED TO BY LESSOR WITHIN 10 DAYS AFTER EXECUTION HEREOF, IF SUCH CONSENT IS REQUIRED UNDER THE TERMS OF THE MASTER LEASE.**
                                                    / **SEE RIDER NO. 15 /
16. COMPLIANCE.
    The parties hereto agree to comply with all applicable federal, state and local laws, regulations, codes, ordinances and administrative orders having jurisdiction over the parties, property or the subject matter of this Agreement, including, but not limited to, the 1964 Civil Rights Act and all amendments thereto, the Foreign Investment In Real Property Tax Act, the Comprehensive Environmental Response Compensation and Liability Act, and The Americans With Disabilities Act.

Sublessor: JOURNAL C0MMUNICATIONS, INC.      Sublessee: BELL MICROPRODUCTS, INC.
          -----------------------------                -------------------------
By: /s/ Douglas Hosking                       By:  /s/ Robert J. Sturgeon
   ------------------------------------         --------------------------------
Title: Vice President                        Title: VP Operations
      ---------------------------------            -----------------------------
By:                                          By: /s/ Remo E. Canessa
   ------------------------------------         --------------------------------
Title:                                       Title: VP of Finance
      ---------------------------------            -----------------------------
Date: 11/12/96                               Date: 11/19/96
     ----------------------------------           ------------------------------

* SEE SIGNATURE BLOCK BELOW.

                          LESSOR'S CONSENT TO SUBLEASE

CONSULT YOUR ADVISORS -- This document has been prepared for approval by your attorney. No representation or recommendation is made by Broker as to the legal sufficiency or tax consequences of this document or the transaction to which it relates. These are questions for your attorney.

In any real estate transaction, it is recommended that you consult with a professional, such as a civil engineer, industrial hygienist or other person, with experience in evaluating the condition of the property, including the possible presence of asbestos, hazardous materials and underground storage tanks.

Sublessor: IMPERIAL PRINTING COMPANY

By: /s/ Douglas Hosking
   ------------------------------------
Title: President
      ---------------------------------
Date: 11/12/96
     ----------------------------------

                                                                        11\11\96

                               RIDER TO SUBLEASE

        This RIDER TO SUBLEASE ("Rider") pertains to and is hereby made a part of the Sublease Agreement dated as of November 12, 1996, by and between JOURNAL COMMUNICATIONS, INC., a Wisconsin corporation and IMPERIAL PRINTING COMPANY, a Michigan corporation (collectively "Sublessor"), and BELL MICROPRODUCTS, INC. ("Sublessee"). This Rider shall be attached to the Sublease and made a part thereof.

Rider No. 1:

"Sublessor" is defined in the Master Lease as "Tenant."

Rider No. 2:

"Lessor" is defined in the Master Lease as "Landlord."

Rider No. 5:

Term: The term of this Sublease shall commence February 1, 1997 (the "Commencement Date") and shall expire on January 31, 2002 (the "Termination Date") unless either of these dates are advanced, delayed, or otherwise changed in accordance with any other specific provisions of this Sublease. Sublessee shall have all early rights of occupancy Sublessor has under the Master Lease subject to all conditions set forth therein. If Sublessor does not deliver possession of the Premises to Sublessee on November 1, 1996, Sublessor shall deliver a notice to Sublessee which sets forth the actual Termination Date which shall be binding upon Sublessee unless Sublessee objects to the notice in writing within five (5) days of Sublessee's receipt of the same.

Delay in Delivery of Possession: Sublessor shall not be liable to Sublessee if Sublessor does not deliver possession of the Premises to Sublessee on the date of this Sublease. Sublessor's non-delivery of the Premises to Sublessee on that date shall not affect this Sublease or the obligations of Sublessee under this Sublease, except that the Termination Date shall be extended one (1) day for each day delivery of possession of the Premises to Sublessee is delayed past
November 1, 1996, but no longer than thirty (30) days. Provided that this Sublease is still in full force and effect and has not been terminated, immediately upon Sublessor's receipt of possession of the Premises, Sublessor shall deliver possession of the Premises to Sublessee.

                                                                        11\11\96

Sublease Cancellation Rights: If Sublessor does not deliver possession of the Premises to Sublessee on or prior to December 1, 1996, Sublessee may elect to cancel this Sublease by giving written notice to Sublessor prior to the earlier of December 5, 1996, or the date possession of the Premises is delivered to Sublessee. If Sublessee gives such notice, (i) the Sublease shall be deemed immediately canceled, (ii) any consideration previously paid by Sublessee to Sublessor on account of this Sublease shall be returned to Sublessee, (iii) this Sublease shall have no further force or effect, (iv) Sublessor shall have no further liability to Sublessee on account of such delay or cancellation, and (v) neither Sublessor nor Sublessee shall have further obligations to the other. If Sublessee does not give such notice, Sublessee's right to cancel the Sublease shall expire and the Term shall commence upon the delivery of possession of the Premises to Sublessee.

Condition of Premises: Sublessor shall have no obligation to make any improvement or alterations to the Premises. By taking possession of the Premises, Sublessee will be deemed to have accepted the Premises in its condition on the date of delivery of possession. Sublessee acknowledges that neither Sublessor nor any agent of Sublessor has made any representation or warranty with respect to the Premises, the parking area surrounding the Premises, or any portions thereof, or with respect to the suitability of same, for the conduct of Sublessee's business and Sublessee further acknowledges that Sublessor will have no obligation to construct or complete any additional buildings or improvements within or about the Premises.

Rider No. 6.1:

Commencing February 1, 1997 and continuing through July 1999, Sublessee shall pay as minimum rent the sum of Seventy-Nine Thousand Five Hundred Eighty-Six and No/100 Dollars ($79,586.00) per month in accordance with all other provisions of Paragraph 6.1. Subject to the provisions of Rider No. 26, commencing August 1, 1999 and continuing through the Termination Date, Sublessee shall pay as minimum rent the sum of Eighty-Two Thousand Four Hundred Sixteen and No/100 Dollars ($82,416.00) per month in accordance with all other provisions of Paragraph 6.1. Sublessee shall have no obligation to pay minimum rent for the months of November and December 1996 and January 1997. Sublessee's obligation to pay the minimum rent set forth in this Paragraph 6.1 shall commence February 1, 1997, whether or not Sublessor delivers to Sublessee possession of the Premises on November 1, 1996. The minimum rent is payable on the twenty-fifth (25th) day of the calendar month immediately prior to each calendar month for which minimum rent is payable. For example, the minimum rent due for February 1997 is due and payable on January 25, 1997.

                                                                        11\11\96

Rider No. 6.2:

Although no minimum rent shall be payable by Sublessee for the months of November and December 1996 and January 1997, Sublessee shall be responsible, after Sublessor has delivered possession of the Premises to Sublessee, for payment of all other monetary obligations under this Sublease including, without limitation, the payment of real property taxes, insurance premiums, utilities, and all other Operating Costs payable by Sublessor to Lessor under the Master Lease.

Rider No. 7:

The Security Deposit shall be refunded to Sublessee after Sublessee vacates the Premises within the time period required under then California law, less any application of the Security Deposit made pursuant to this Sublease or charges necessary or reasonably estimated to compensate Sublessor for any loss or damages sustained by Sublessor due to any default or breach by Sublessee of any obligation hereunder, including, but not limited to, expenses, dues, and costs incurred by Sublessor in securing full possession of the Premises.

Rider No. 9:

Sublessor's consent to any proposed assignment of the Sublease or sublease of the Premises shall not be unreasonably withheld or delayed. Any consent granted by Sublessor shall be made with the understanding that Sublessee shall not be released from any past, present, or future obligation under this Sublease, and shall remain liable for the prompt payment of rent and the keeping and performance of all conditions and covenants of this Sublease by Sublessee to be kept and performed.

Rider No. 10:

Notwithstanding any provision in this Sublease or the Master Lease to the contrary:

    A.  To the extent that the Master Lease provides or requires that Lessor:

        (1) Shall pay any sum (including, without limitation, any tenant improvement allowance);

        (2) Make any representation or warranty;

        (3) Prepare plans and/or construct or install any tenant improvements or alterations;

        (4) Not unreasonably withhold or delay any consent; or

                                                                        11\11\96

        (5) Provide, obtain, or maintain services, utilities, insurance, repairs, maintenance, or any and all other landlord obligations rendered in connection with the use, occupancy, ownership, or operation of the Premises, the building of which the Premises is a part, or any parking and landscape area;

Sublessor shall have no liability to Sublessee or any person or entity acting by or through Sublessee arising from Lessor's breach or default with respect thereto. In addition, Sublessor shall not be required to perform or satisfy any such obligations except to make a reasonable effort to cause Lessor to perform its obligations under the Master Lease. Notwithstanding any provision in this Rider No. 10 to the contrary, Sublessor shall retain the obligation to (i) refund to Sublessee any amounts Sublessor actually receives from Lessor for excess Additional Rent in accordance with the provisions of Article 4 of the Master Lease, (ii) not unreasonably withhold or delay its consent when Sublessee is obligated to obtain Sublessor's consent and the Sublease does not allow Sublessor to withhold or delay its consent in its discretion, and (iii) pay attorneys' fees it may owe (as opposed to Lessor) under Article 12.

B.  With respect to Article 4 of the Master Lease:

    (1) All references to insurance premiums and deductibles for which Sublessee is required to pay shall be deemed to be the premiums and deductibles of Lessor and not Sublessor;

    (2) Sublessor   shall  have  no   obligation  to  perform  any  of  Lessor's
        obligations thereunder; and

    (3) Sublessee  agrees that any of its obligations to Sublessor under Section
        4.04 shall also be obligations to Lessor, and Sublessor shall be deemed to have satisfied any obligations it may have as the tenant under
        Section 4.04 if such obligations are satisfied by Sublessee.

C.  With respect to Rider to Lease Agreement Paragraph 2 of the Master Lease (or
    the  provisions  of  any  work  letter  agreement   executed  by  Sublessor,
    Sublessee, and Lessor ("Work Letter Agreement"):

    (1) Sublessor  shall  have   no  obligation   to  perform  any  of  Lessor's
        obligations thereunder;

    (2) Sublessee shall be entitled to utilize all or any portion of the TI Allowance or Subtenant Improvement Allowance;

                                                                        11\11\96

    (3) Sublessor shall consent to the initial tenant improvements approved and constructed by Lessor in accordance with the provisions of this Paragraph 2 of the Rider to the Master Lease and/or the provisions of any Work Letter Agreement (the "Initial Sublease Improvements");

    (4) Subject to the provisions of Rider No. 26, Sublessee shall have no obligation to remove any of the Initial Sublease Improvements made to the Premises; and

    (5) If Sublessor incurs, or could incur, any liabilities, costs, expenses or damages as a result of Sublessee's failure to satisfy any of Sublessee's obligations under any Work Letter Agreement, such obligations shall be deemed to be obligations of Sublessee under this Sublease.

D.  Deleted.

E. Sublessor may not place "for sale" or "for lease" signs on the Premises or within the parking or landscape areas around the Premises prior to the last twelve (12) months of the Term of this Sublease.

F. With respect to Sections 5.05 and 6.02 of the Master Lease, Sublessee shall neither release Sublessor from, nor indemnify Sublessor, with respect to:
    (i) the negligence or willful misconduct of Sublessor or its respective agents, employees, contractors, or invitees; or (ii) a breach of Sublessor's obligations or representations under this Sublease. The provisions of the previous sentence, however, will have no force or effect to the extent they result in any increased liability to Sublessor arising from any claims, actions, or proceedings made or commenced by Lessor. The provisions of this Rider No. 10, Paragraph F shall survive the expiration or sooner termination of the Sublease.

G. With respect to Section 6.06 of the Master Lease: upon surrendering the Premises at the expiration or sooner termination of the Term of this Sublease, Sublessee shall not be:

    (1) Responsible for repairing casualty damage covered by Article 7 of the Master Lease or for Hazardous Materials not introduced; discharged, emitted, or released in, under, on, or about the Premises by Sublessee or Sublessee's agents, employees, contractors, representatives, invitees, successors, assignees, or subtenants, unless Lessor has the right to, and actually does, hold Sublessor responsible for the same under the Master Lease or California law; and

                                                                        11\11\96

    (2) Subject to the provisions of Rider No. 26, required to remove any improvements to the Premises existing as of the Commencement Date, or the Initial Sublease Improvements.

The provisions of this Rider No. 10, Paragraph G shall survive the expiration or sooner termination of the Sublease.

H.  With respect to Articles 7 and 8:

    (1) Sublessor   shall  have  no   obligation  to  perform  any  of  Lessor's
        obligations under either article;

    (2) Sublessor shall retain all rights it has under the Master Lease as the "Tenant" to terminate the same in accordance with the provisions of either article;

    (3) Sublessor and Sublessee shall deliver all notices to the other that each receives from, or delivers to, Lessor, immediately upon receipt or the delivery of such notices;

    (4) References to "Landlord's" rights to elect to make repairs or to terminate the Lease and to "Landlord's" receipt of insurance proceeds and maintenance of insurance shall mean "Lessor;"

    (5) Sublessor shall immediately deliver notices received from Sublessee to Lessor which implement the matter contained in Sublessee's notices to Sublessor pursuant to which Sublessee exercises its rights under either article; and

    (6) Any abatement of rent granted to Sublessor pursuant to either article shall operate to abate the rent under this Sublease.

I. With respect to Article 10 of the Master Lease, Sublessee shall not be in material default of this Sublease if it fails to make any payments of minimum rent or additional rent, or any other payment or escrow deposit required to be made by Sublessee under this Sublease, as and when due, unless such failure continues for a period of five (5) days after written notice of such failure from Sublessor to Sublessee is received (or deemed received); provided, however, that any such notice will be in lieu of, and not in addition to, any notice required under applicable law (including, without limitation, the provisions of California Code of Civil Procedure
    Section 1161 regarding unlawful detainer actions or any successor statute or law of a similar nature).

                                                                        11\11\96

Rider No. 10A:

Sublessee agrees to fully perform the "Tenant's" obligations under the Master Lease (excluding those arising from the provisions "excepted" in the previous sentence of this Paragraph 10) to the extent that such obligations are applicable to the Premises or arise, directly or indirectly, from Sublessee' use and occupancy of the Premises.

Rider No. 11:

The provisions of Article 11 of the Sublease are intentionally omitted with the understanding that the provisions of Article 12 of the Master Lease will be applicable to Sublessor and Sublessee.

Rider No. 14:

       A. Unless otherwise specifically provided in this Sublease, a bill, demand, statement, consent, notice, or communication which Sublessor may desire or be required to give to Sublessee shall be deemed sufficiently given or rendered only if it is in writing, delivered personally to Sublessee, or sent by certified mail (return receipt requested) or private overnight courier (e.g., Federal Express or similar courier) (postage fully prepaid) addressed to Sublessee at:

        Prior to the Commencement Date:             After the Commencement Date:

        Bell Microproducts                          Bell Microproducts
        1941 Ringwood Avenue                        2020 South Tenth Street
        San Jose, CA 95131                          San Jose, CA 95112
        Attention: Bob Sturgeon                     Attention: Bob Sturgeon

or at such other address as Sublessee shall designate by notice given as herein provided.

        B. Unless otherwise specifically provided in this Sublease, a bill, demand, statement, consent, notice, or communication which Sublessee may desire or be required to give to Sublessor shall be deemed sufficiently given or rendered only if it is in writing, delivered personally to Sublessor, or sent by certified mail (return receipt requested) or private overnight courier (e.g., Federal Express or similar courier) (postage fully prepaid) addressed to Sublessor at:

        Imperial Printing Company
        2011 Senter Road
        San Jose, CA 95112
        Attention: Doug Hosking, President

                                                                        11\11\96

or at such other address as Sublessor shall designate by notice given as herein provided.

       C. The time of the receipt of such bills or statements and of the giving of such consents, notices, demands, requests, or communications (collectively "notice") by Sublessee or Sublessor shall be deemed to be the earlier of (i) the date delivered if personally delivered, (ii) if the notice is sent by certified mail, the date the U.S. Post Office certifies delivery or refusal to accept delivery, or if the U.S. Post Office fails to provide such certification, then five (5) days after the same is mailed, or (iii) if the notice is sent by private overnight courier prior to the time deadline for next day delivery, one
(1) day after the same is picked up by or delivered to such courier. Rejection or refusal to accept a notice, request, demand, or the inability to deliver same because of a changed address of which no notice was given shall be deemed to be a receipt of the notice, request, or demand sent. The absence or non-availability of Bob Sturgeon or Doug Hosking, as the case may be, for any reason whatsoever shall not extend the time of delivery of any notice sent by certified mail or private overnight courier which otherwise complies with this Sublease.

Rider No. 15:

In the event Lessor does not consent to this Sublease within such time period and this Sublease is deemed to have no force or effect, then Sublessor shall promptly refund to Sublessee any security deposit and prepaid rent paid hereunder by Sublessee.

Rider No. 17:

SUBLESSEE PARKING.

Sublessee shall have the exclusive right to use the parking spaces in the area designated for Sublessee's use in Exhibit B-1 attached hereto. Sublessor shall not be required to tow parked cars, provide sanctions against improper parking, or otherwise take steps to free occupied parking spaces for Sublessee's use. Sublessor shall retain the exclusive right to use the parking spaces in the area designated for Sublessor's use in Exhibit B-1.

Rider No. 18:

SUBLESSOR'S OBLIGATIONS.

Sublessor shall fully perform all of its obligations as the "Tenant" under the Master Lease to the extent (i) Sublessee has not agreed to perform such obligations under this Sublease, and (ii) Sublessor is not otherwise relieved of such obligations pursuant to the provisions of this Sublease. Until the term of this Sublease expires or

                                                                        11\11\96

is sooner terminated, Sublessor shall not amend or waive any provision under the Master Lease in a manner which would materially adversely affect Sublessee's rights and obligations under this Sublease without Sublessee's prior written consent, which consent shall not be unreasonably withheld or delayed. Sublessor, with respect to the obligations of Lessor under the Master Lease, shall use Sublessor's diligent good faith efforts to cause Lessor to perform such obligations for the benefit of Sublessee. Such diligent good faith efforts shall include, without limitation: (a) upon Sublessee's written request, immediately notifying Lessor of its nonperformance under the Master Lease, and requesting that Lessor perform its obligations under the Master Lease; and (b) permitting Sublessee to commence a lawsuit or other action in Sublessor's name to obtain the performance required from Lessor under the Master Lease; provided, however, that (i) Sublessee does not allege a constructive eviction in such lawsuit, (ii) such lawsuit cannot result in the termination of the Master Lease, and (iii) if Sublessee commences a lawsuit or other action, Sublessee shall pay all costs and expenses incurred in connection therewith, and Sublessee shall indemnify Sublessor against, and hold Sublessor harmless from, all reasonable costs and expenses incurred by Sublessor in connection therewith. Sublessor shall not:

    (i)   Exercise any right to terminate  the Master Lease  pursuant to Section
          2.02 thereof; or

    (ii) Enter into any agreement to terminate the Master Lease where the effective date of such termination is prior to the expiration or sooner termination of the term of this Sublease,

without   Sublessee's  prior  written  consent,   which  consent  shall  not  be
unreasonably withheld or delayed.

Rider No. 19:

SUBLESSOR'S REPRESENTATIONS AND WARRANTIES.

As an inducement to Sublessee to enter into this Sublease, to the best of Sublessor's actual knowledge, Sublessor represents and warrants that (i) the Master Lease is in full force and effect, and (ii) there exists under the Master Lease no default or event of default by either Lessor or Sublessor, nor has there occurred any event which, with the giving of notice or passage of time or both, could constitute such a default or event of default. Sublessor further represents and warrants that the copy of the Master Lease attached to this Sublease as Exhibit A is a true and complete copy of the Master Lease and that there are no addenda, amendments, exhibits, or modifications to the Master Lease except those which are attached hereto as part of the Master Lease.

                                                                        11\11\96

Rider No. 20:

AUTHORIZATION TO DIRECT SUBLEASE PAYMENTS.

Sublessor hereby acknowledges that Sublessor's failure to pay the rent and other sums owing by Sublessor to Lessor under the Master Lease will cause Sublessee to incur damages, costs, and expenses, especially in those cases where Sublessee has paid sums to Sublessor hereunder which correspond in whole or in part to the amounts owing by Sublessor to Lessor under the Master Lease. Accordingly, Sublessee shall have the right to pay directly to Lessor the rent and additional rent owed by Sublessor to Lessor under the Master Lease (including, without limitation, Lessor's Share of the Profits, as defined in the Master Lease) on the following terms and conditions:

    A. Sublessee reasonably believes that Sublessor has failed to make any payment required to be made by Sublessor to Lessor under the Master Lease and Sublessor fails to provide adequate proof of payment within two (2) business days after Sublessee's written demand requesting such proof.

    B. Sublessee shall not prepay any amounts owing by Sublessor without the prior written consent of Sublessor.

    C. Sublessee Shall provide to Sublessor concurrently with any payment to Lessor reasonable evidence of such payment.

    D. Sublessee shall pay directly to Sublessor the difference between the sum of all rent, additional rent, and any other sums payable by Sublessee to Sublessor under the Sublease, and the amount Sublessee is allowed to, and does in fact, pay directly to Lessor in accordance with the provisions of this Rider No. 20.

    E. If Sublessor notifies Sublessee that it disputes any amount demanded by Lessor, Sublessee shall not make any such payment to Lessor unless Lessor has provided a three (3) day notice to pay such amount or forfeit the Master Lease. Notwithstanding any provision in this Sublease to the contrary, Sublessor's notice under this Paragraph D shall be made by telephone to Sublessee followed by written notice sent in a manner which would be deemed received the following day under the notice provisions of this Sublease.

Any sums paid directly by Sublessee to Lessor in accordance with this paragraph shall be credited toward the amounts payable by Sublessee to Sublessor under the Sublease. In the event Sublessee tenders payment directly to Lessor in accordance with this paragraph and Lessor refuses to accept such payment, Sublessee shall have the right to deposit such funds in an account with a national bank for the benefit of

                                                                        11\11\96

Sublessee and Sublessor, and the deposit of said funds in such account shall discharge Sublessee's obligation under the Sublease to make the payment in question.

Rider No. 21:

HAZARDOUS MATERIALS.

In addition to all other provisions in the Sublease and Master Lease which pertain to Hazardous Materials (as defined in the Master Lease), Sublessor and Sublessee agree to the following additional provisions:

    A. Sublessee agrees to complete and sign the Hazardous Materials Disclosure Certificate in the form attached hereto as Exhibit C concurrently with its full execution of this Sublease with the understanding that Sublessor will deliver a copy of the same to Lessor.

    B. Sublessor makes no representations or warranties with respect to the presence or absence of any Hazardous Materials in, on, or about the Premises.

    C. Sublessee acknowledges that the preparation and completion of a Hazardous Materials report or study is not a condition of this Sublease. Sublessor shall ask Lessor for a copy of any report or study relating to the absence or presence of Hazardous Materials in, on, or about the Premises which Lessor has in its possession or anticipates to receive. Sublessor shall deliver to Sublessee a copy of any such report or study it receives from Lessor.

Rider No. 22.

SUBORDINATION.

Sublessor shall ask Lessor to assist it in efforts to obtain from any lenders or ground lessors of the Premises or the building in which the Premises are located a written agreement providing for the non-disturbance and recognition of both Sublessor's and Sublessee's interests under the Master Lease and Sublease in the event of a foreclosure of the lender's security interest or termination of the ground lease.

Rider No. 23:

FIRST RIGHT TO NEGOTIATE.

Subject to and subordinate to (i) the right of Sublessor or Sublessor's successors and assigns, to use, possess, and/or occupy all or any portion of the Premises pursuant to the Master Lease, and (ii) Sublessor's and/or Sublessor's successors and assigns' right

                                                                        11\11\96

to sublease the Premises or assign the Master Lease to any of their subsidiary companies, parent company, or any other entity related or affiliated with Sublessor or Sublessor's successors or assigns (collectively the "Superior
Entities") Sublessor hereby grants Sublessee a one-time right of first opportunity to negotiate (the "First Right to Negotiate") an agreement to extend the Term of this Sublease. Sublessee's First Right to Negotiate shall be a one-time right only, except that one or more good faith unsolicited inquiries from Sublessee shall not operate so as to terminate Sublessee's right of first opportunity hereunder.

    A. When and if Sublessor determines that it desires to sublease the Premises or assign the Master Lease to a person or entity other than the Superior Entities for the period immediately following the expiration of the Sublease term, Sublessor shall so inform Sublessee by written notice ("Notice to Sublease"). Within ten (10) days after the Notice to Sublease, Sublessee shall inform Sublessor by written notice ("Sublessee's Notice") either: (i) that Sublessee does not desire an extension of the Term of the Sublease or an assignment of the Master Lease, in which event Sublessor shall have the right to negotiate a sublease of the Premises or an assignment of the Master Lease to any person or entity without further obligation to Sublessee with respect to the First Right to Negotiate granted pursuant to this Rider No. 23; or (ii) that Sublessee desires an extension of the Term of the Sublease or an assignment of the Master Lease. Sublessee's failure to deliver to Sublessor Sublessee's Notice within such ten (10) day time period shall constitute Sublessee's rejection of the opportunity to enter into negotiation to extend the Term of the Sublease or to take an assignment of the Master Lease.

    B. In the event Sublessee informs Sublessor of Sublessee's desire for an extension of the Term of the Sublease or an assignment of the Master Lease, then Sublessor and Sublessee shall negotiate in good faith a written agreement. In the event Sublessor and Sublessee do not execute a final written agreement which fully sets forth the terms and conditions of an extension of the Term of this Sublease or an assignment of the Master Lease within thirty (30) days of the Notice to Sublease, then Sublessor shall have the right to negotiate and enter into a sublease of the Premises or an assignment of the Master Lease with any person or entity at any time thereafter under any terms, covenants, and conditions, whether or not they conform to those offered to Sublessee, without further obligation to Sublessee with respect to the First Right to Negotiate granted pursuant to this Rider No. 23.

    C. Sublessee's First Right to Negotiate an agreement for an extension of the Term of the Sublease or an assignment of the Master Lease granted under this Sublease (i) is personal to Bell Microproducts, Inc., the Sublessee named in this Sublease or to a "Tenant's Affiliate" (as defined in Section 9.02 of the Master Lease), and no assignee or sublessee of Sublessee shall have any such right, and (ii) shall automatically terminate if:

                                                                        11\11\96

        (1) At or after the date Sublessor gives the Notice to Sublease and before the consummation of any written agreement contemplated in this Rider No. 23, Sublessee is in material default under this Sublease;

        (2) Sublessee has entered into one or more sub-subleases covering more than twenty percent (20%) of the net rentable square footage of the Premises and such sub-subleases have not terminated on or prior to Sublessee's Notice or will not terminate prior to the Original Termination Date, or an assignment of the Sublease; or

        (3) This Sublease is terminated or has expired.

Rider No. 24:

LIMITATION OF LIABILITY.

        A. In consideration of the benefits accruing hereunder, Sublessee on behalf of itself and all successors and assigns of Sublessee, covenants and agrees that in the event of any actual or alleged failure, breach, or default hereunder by Sublessor: (a) Sublessee's recourse against Sublessor for monetary damages will be limited to the amount equal to Lessor's equity interest in the Property (as defined in the Master Lease); (b) except as may be necessary to secure jurisdiction of the corporation or partnership, no partner, director, officer, legal counsel, agent, or shareholder of Sublessor shall be sued or named as a party in any suit or action and no service of process shall be made against any such person or entity; (c) no partner, director, officer, legal counsel, agent, or shareholder of Sublessor shall be required to answer or otherwise plead to any service of process; (d) no judgment will be taken against any partner, director, officer, legal counsel, agent, or shareholder of Sublessor and any judgment taken against any such person or entity may be vacated and set aside at any time after the fact; (e) no writ of execution will be levied against the assets of any partner, director, officer, legal counsel, agent, or shareholder of Sublessor; (f) the obligations under this Sublease do not constitute personal obligations of the individual partners, directors, officers, legal counsel, agents, or shareholders of Sublessor, and Sublessee shall not seek recourse against the individual partners, directors, officers, legal counsel, agents, or shareholders of Sublessor or any of their personal assets for satisfaction of any liability in respect to this Sublease; and (g) these covenants and agreements are enforceable both by Sublessor and also by any partner, director, officer, legal counsel, agent, or shareholder of Sublessor.

                                                                        11\11\96

        B. Notwithstanding anything to the contrary contained in this Sublease, Sublessor shall not be liable for consequential damages arising out of any loss of the use and enjoyment of the Premises or any equipment or facilities therein by Sublessee or any other person or entity.

Rider No. 25:

CONSTRUCTION WARRANTIES.

For the term of this Sublease, Sublessor shall cooperate with Sublease to enforce any warranties arising from the construction of any tenant improvements in the Premises, but shall have no obligation to incur any out of pocket costs or expense in rendering such cooperation.

Rider No. 26:

RESTORATION OF PREMISES AND REDUCTION OF MINIMUM RENT.

Sublessor, at its sole election, may require Sublessee to remove all or any portion of the Initial Sublease Improvements, and/or the heating, ventilation, and air conditioning system that services any portion of the manufacturing area within the Premises (the "HVAC System"), and to repair any damage to the Premises caused by such removal prior to the expiration or termination of the Sublease (collectively the "Removal Work"). Sublessor shall notify Sublessee of Sublessor's election to exercise its rights under this Rider No. 26 any time prior to the date which is thirty (30) days prior to the expiration date of this Sublease ("Sublessor's Removal Work Notice"). In the event Sublessor exercises its rights under this Rider No. 26:

       A. Sublessor and Sublessee shall cooperate with each other in obtaining bids from one or more contractors to perform the Removal Work, provided that Sublessor shall have the right to determine the exact scope of the Removal Work, and to select the contractor to perform the Removal Work in its sole discretion;

        B. The minimum monthly rent payable by Sublessee under this Sublease shall be reduced by an amount equal to the cost of the Removal Work;

        C. The phrase "cost of the Removal Work" shall include all out-of-pocket payments made or payable to any third party person or entity in connection with, relating to, or arising from the performance of the Removal Work;

        D. If the cost of the Removal Work is less than Twenty Eight Thousand Six Hundred Thirty-Eight Dollars and Forty Cents ($28,638.40), the reduction in monthly minimum rent shall be made to the last minimum rent payment covering at least a thirty (30) day period;

                                                                        11\11\96

       E. If the cost of the Removal Work is more than Twenty Eight Thousand Six Hundred Thirty-Eight Dollars and Forty Cents ($28,638.40), the reduction in monthly minimum rent shall be spread over the last payments of minimum rent payable by Sublessee in any manner reasonably determined by Sublessor so that the minimum rent payable by Sublessee under this Sublease shall not be less than Fifty-Three Thousand Seven Hundred Seventy-Seven Dollars and Sixty Cents ($53,777.60) for any month;

       F. In the event the actual Cost of the Removal Work is greater than the reduction in minimum rent granted to Sublessee (the "Excess Removal Work Cost"), and Sublessee has satisfied all rent and additional rent obligations under this Sublease, Sublessor shall promptly refund to Sublessee from such prior minimum rent payments a sum equal to the Excess Removal Work Cost; and

       G. Notwithstanding any provision to the contrary, Sublessee shall not be required to expend any amounts under this Rider No. 26 greater than the amount the minimum rent is reduced and/or refunded;

       H. Sublessor shall have the right to require Sublessee to deposit the amount of savings in minimum rent realized by Sublessee or refunded pursuant to this Rider No. 26 (concurrently with its rent payments to Sublessor or its receipt of any refund) into an escrow or reserve account to insure the payment of the Removal Work. Any amount not utilized for the payment of the cost of the Removal Work shall be disbursed to Sublessor as rent. Any minimum rent refunded shall be treated as a reduction of minimum rent in accordance with the provisions of subparagraph D and E above;

Notwithstanding the foregoing to the contrary, if Sublessee is not in material default under this Sublease when Sublessor's Removal Work Notice is received (or deemed received), (i) Sublessor (and not Sublessee) shall be responsible for the Removal Work, (ii) the Removal Work shall not be commenced until after the expiration or earlier termination date of the term of this Sublease, (iii) Sublessor (and not Sublessee) shall enter into a contract with the contractor of Sublessor's choice to have the Removal Work performed, (iv) Sublessor shall determine the date (after such expiration or earlier termination date) the Removal Work shall commence, and (v) all other provisions of this Rider No. 26 shall be applicable. Sublessor shall have the right to retract its election set forth in the Sublessor's Removal Work Notice (i) at any time and for any reason whatsoever without Sublessee's consent or approval if Sublessee has not entered into a contract to have the Removal Work performed, or (ii) with Sublessee's consent (which shall not be unreasonably withheld or delayed) if Sublessee has entered into such a contract.

                                                                        11\11\96

Rider No. 27:

All references to this "Sublease" herein shall be deemed to refer to the Sublease, any exhibits, addenda, or riders thereto, and any and all of the provisions of the Master Lease incorporated herein.

The foregoing Rider provisions are accepted and agreed to by the undersigned:

SUBLESSOR:        JOURNAL COMMUNICATIONS, INC.,
                  a Wisconsin corporation


                  By:  /s/ Douglas Hosking
                     ---------------------------------
                  Title: Vice President
                      ---------------------------------
                  Date:  11/20/96
                     ---------------------------------


                  IMPERIAL PRINTING COMPANY,
                  a Michigan Corporation


                  By:  /s/ Douglas Hosking
                     ---------------------------------
                  Title: President
                     ---------------------------------
                  Date:  11/20/96
                     ---------------------------------


SUBLESSEE:        BELL MICROPRODUCTS, INC.,
                  a California corporation

                  By:  /s/ Robert Sturgeon
                     ---------------------------------
                  Title: Vice President of Operations
                     ---------------------------------
                  Date:  11/19/96
                     ---------------------------------


                  By:  /s/ Remo E. Canessa
                     ---------------------------------
                  Title: Vice President of Finance
                     ---------------------------------
                  Date:  11/19/96
                     ---------------------------------

[logo]  CB    INDUSTRIAL REAL ESTATE LEASE
COMMERCIAL    (Single Tenant Facility)
              CD COMMERCIAL REAL ESTATE GROUP, INC.
              BROKERAGE AND MANAGEMENT
              LICENSED REAL ESTATE BROKER

                                                                       EXHIBIT A

ARTICLE ONE: BASIC TERMS

   This Article One contains the Basic Terms of this Lease between the Landlord and Tenant named below. Other Articles, Sections and Paragraphs of the Lease referred to in this Article One explain and define the Basic Terms and are to be read in conjunction with the Basic Terms.

   Section 1.01. Date of Lease: December 22, 1995

   Section 1.02. Landlord (include legal entity): DiNapoli, DiNapoli and Mulcahy Trust, a California general partnership Address of Landlord: 99 Almaden Boulevard, Suite 565, San Jose, CA 95113

    Section 1.03. Tenant (include legal entity): Journal Communications, Inc., a Wisconsin Corporation and Imperial Printing Co., a Michigan Corporation, a wholly owned subsidiary of Journal Communication, Inc., as joint and several co-tenants.
Address of Tenant: 333 West State Street
                   Milwaukee, Wisconsin 53201-0661

   Section 1.04. Property: (include street address, approximate square footage and description)

    2020 South Tenth Street, San Jose, California, approximately 141,520 +/- square foot, single-story facility and connector building

   Section 1.05. Lease Term: 9 years 1 months beginning on February 1, 1997 or such other date as is specified in this Lease, and ending on February 28, 2006

   Section 1.06. Permitted Uses: (See Article Five) office, sales, research and development, light assembly and distribution of software products, and related legal uses.

   Section 1.07. Tenant's Guarantor: (If none, so state) none

   Section 1.08. brokers: (See Article Fourteen) (If none, so state) Landlord's Broker: Cornish & Carey Commercial
Tenant's Broker: CB Commercial

   Section 1.09. Commission Payable to Landlord's Broker: (See Article Fourteen) $ per 1/11/95 Exclusive Leasing Listing Agreement

   Section 1.10. Initial Security Deposit: (See Section 3.03) $35,000.00

   Section 1.11 Vehicle Parking Spaces Allocated to Tenant: approximately 400 spaces

   Section 1.12. Rent and Other Charges Payable by Tenant:

   (a) BASE RENT: see Rider to Lease Dollars ($____) per month, for the first ____ months, as provided in Section 3.01, and shall be increased on the first day of the ________ month(s) after the Commencement Date, either (I) as provided in Section 3.02, or (II) __________________________. (If (II) is completed, then
(I) and Section 3.02 are inapplicable.)

   (b) OTHER PERIODIC PAYMENTS: (i) Real Property Taxes (See Section 4.02); (ii) Utilities (See Section 4.03); (iii) Insurance Premiums (See Section 4.04); (iv) Impounds for Insurance Premiums and Property Taxes (See Section 4.07); (v) Maintenance, Repairs and Alterations (See Article Six).

   Section 1.13.  Landlord's  Share of Profit on  Assignment  or Sublease:  (See
Section 9.05) fifty percent (50%) of the Profit (the "Landlord's Share") provided Landlord shall have no share or profit on any assignment or Sublease during the time period from the Commencement Date through October 31, 1998, so long as IBM is the sublessee/assignee.

   Section 1.14. Riders: The following Riders are attached to and made a part of this Lease: (If none, so state) Rider containing eight (8) sections is attached hereto


                                       1
(c) 1988 Southern California Chapter                         Initials     JPD
      of the Society of Industrial                                    ----------
      and Office Realtors,(R) Inc.   (Single-Tenant Net Form)         ----------

ARTICLE TWO: LEASE TERM

    Section 2.01 Lease of Property For Lease Term. Landlord leases the Property to Tenant and Tenant leases the Property from Landlord for the Lease Term. The Lease Term is for the period stated in Section 1.05 above and shall begin and end on the dates specified in Section 1.05 above, unless the beginning or end of the Lease Term is changed under any provisions of this Lease. The "Commencement Date" shall be the date specified in Section 1.05 above for the beginning of the Lease Term, unless advanced or delayed under any provision of this Lease.

    Section 2.02. Delay in Commencement. Landlord shall not be liable to Tenant if Landlord does not deliver possession of the Property to Tenant on the
Commencement Date. Landlord's non-delivery of the Property to Tenant on that date shall not affect this Lease or the obligations of Tenant under this Lease except that the Commencement Date shall be delayed until Landlord delivers possession of the Property to Tenant and the Lease Term shall be extended for a period equal to the delay. In delivery of possession of the Property to Tenant, plus the number of days necessary to end the Lease Term on the last day of a month. If Landlord does not deliver possession of the Property to Tenant within sixty (60) days after the Commencement Date, Tenant may elect to cancel this Lease by giving written notice to Landlord within ten (10) days after the sixty
(60)-day period ends. If Tenant gives such notice, the Lease shall be cancelled and neither Landlord nor Tenant shall have any further obligations to the other. If Tenant does not give such notice, Tenant's right to cancel the Lease shall expire and the Lease Term shall commence upon the delivery of possession of the Property to Tenant. If delivery of possession of the Property to Tenant is delayed, Landlord and Tenant shall, upon such delivery, execute an amendment to this Lease selling forth the actual Commencement Date and expiration date of the Lease. Failure to execute such amendment shall not affect the actual Commencement Date and expiration date of the Lease.

   Section 2.03. Early Occupancy. If Tenant occupies the Property prior to the Commencement Date, Tenant's occupancy of the Property shall be subject to all of the provisions of this Lease except Base Rent. Early occupancy of the Property shall not advance the expiration date of this Lease. Tenant shall pay all other charges except Base Rent specified in this Lease for the early occupancy period.

   Section 2.04. Holding Over. Tenant shall vacate the Properly upon the expiration or earlier termination of this Lease. Tenant shall reimburse Landlord for and Indemnify Landlord against all damages which Landlord incurs from Tenant's delay in vacating the Property. If Tenant does not vacate the Property upon the expiration or earlier termination of the Lease and Landlord thereafter accepts rent from Tenant, Tenant's occupancy of the Property shall be a "month-to-month" tenancy, subject to all of the terms of this Lease applicable to a month-to-month tenancy, except that the Base Rent then in effect shall be increased by twenty-five percent (25%).

ARTICLE THREE: BASE RENT

   Section  3.01.  Time and Manner of  Payment.  Upon  execution  of this Lease.
Tenant shall pay Landlord the Base Rent in the amount stated in Paragraph 1.12(a) above for the first month of the Lease Term. On the first day of the second month of the Lease Term and each month thereafter, Tenant shall pay Landlord the Base Rent, in advance, without offset, deduction or prior demand. The Base Rent shall be payable at Landlord's address or at such other place as Landlord may designate in writing.

   Section 3.03. Security Deposit; Increases.

   (a) Upon the execution of this Lease, Tenant shall deposit with Landlord a cash Security Deposit in the amount set forth in Section 1.10 above. Landlord may apply all or part of the Security Deposit to any unpaid rent or other charges due from Tenant or to cure any other defaults of Tenant. If Landlord uses any part of the Security Deposit, Tenant shall restore the Security Deposit to its full amount within ten (10) days after Landlord's written request. Tenant's failure to do so shall be a material default under this Lease. No interest shall be paid on the Security Deposit. Landlord shall not be required to keep the Security Deposit separate from its other accounts and no trust relationship is created with respect to the Security Deposit.

   (b) Each Time the Base Rent is increased, Tenant shall deposit additional funds with Landlord sufficient to increase the Security Deposit to an amount which bears the same relationship to the adjusted Base Rent as the Initial Security Deposit bore to the Initial Base Rent.

                                       2
(c) 1988 Southern California Chapter                         Initials     JPD
      of the Society of Industrial                                    ----------
      and Office Realtors,(R) Inc.   (Single-Tenant Net Form)         ----------

   Section 3.04. Termination; Advance Payments. Upon termination of this Lease under Article Seven (Damages or destruction), Article Eight (Condemnation or any other termination not resulting from Tenant's default, and after Tenant has indicated the Property in the manner required by this Lease, Landlord shall refund or credit to Tenant (or Tenant's successor) the unused portion of the Security Deposit, any advance rent or other advance payments made by Tenant to Landlord, and any amounts paid for real property taxes and other reserves which apply to any time periods after termination of the Lease.

ARTICLE FOUR: OTHER CHARGES PAYABLE BY TENANT

   Section 4.01. Additional Rent. All charges payable by Tenant other than Base Rent are called "Additional Rent." Unless this Lease provides otherwise, Tenant shall pay all Additional Rent then due with the next monthly installment of Base Rent. The term "rent" shall mean Base Rent and Additional Rent.

   Section 4.02. Property Taxes.

   (a) Real Property Taxes. Tenant shall pay all real property taxes on the Property (including any fees, taxes or assessments against, or as a result of, any tenant improvements installed on the Property by or for the benefit of Tenant) during the Lease Term. Subject to Paragraph 4.02(c) and Section 4.07 below, such payment shall be made at least ten (10) days prior to the delinquency date of the taxes. Within such ten (10)-day period, Tenant shall furnish Landlord with satisfactory evidence that the real property taxes have been paid. Landlord shall reimburse Tenant for any real property taxes paid by Tenant covering any period of time prior to or after the Lease Term. If Tenant fails to pay the real property taxes when due, Landlord may pay the taxes and Tenant shall reimburse Landlord for the amount of such tax payment as Additional Rent.

   (b) Definition of "Real Property Tax." "Real property tax" means: (i) any fee, license fee, license tax, business license fee, commercial rental tax, levy, charge, assessment, penalty or tax imposed by any taxing authority against the Property; (ii) any tax on the Landlord's right to receive, or the receipt of, rent or income from the Property or against Landlord's business of leasing the Property; (iii) any tax or charge for fire protection, streets, sidewalks, road maintenance, refuse or other services provided to the Property by any governmental agency; (iv) any tax imposed upon this transaction or based upon a re-assessment of the Property due to a change of ownership, as defined by applicable law, or other transfer of all or part of Landlord's interest in the Property; and (v) any charge or fee replacing any tax previously included within the definition of real property tax. "Real property tax" does not, however, include Landlord's federal or state income, franchise, inheritance or estate taxes.

   (c) Joint Assessment. If the Property is not separately assessed, Landlord shall reasonably determine Tenant's share of the real property tax payable by Tenant under Paragraph 4.02(a) from the assessor's worksheets or other reasonably available information. Tenant shall pay such share to Landlord within fifteen (15) days after receipt of Landlord's written statement.

   (d) Personal Property Taxes.

      (i)  Tenant  shall  pay  all  taxes  charged   against   trade   fixtures,
furnishings, equipment or any other personal property belonging to Tenant. Tenant shall try to have personal property taxed separately from the Property.

      (ii) If any of Tenant's personal property is taxed with the Property, Tenant shall pay Landlord the taxes for the personal property within fifteen
(15) days after Tenant receives a written statement from Landlord for such personal property taxes.

    (e) Tenant's Right to Contest Taxes. Tenant may attempt to have the assessed valuation of the Property reduced or may initiate proceedings to contest the real property taxes. If required by law, Landlord shall join in the proceedings brought by Tenant. However, Tenant shall pay all costs of the proceedings, including any costs or fees incurred by Landlord. Upon the final determination of any proceeding or contest, Tenant shall immediately pay the real property taxes due, together with all costs, charges, interest and penalties incidental to the proceedings. If Tenant does not pay the real property taxes when due and contests such taxes, Tenant shall not be in default under this Lease for nonpayment of such taxes if Tenant deposits funds with Landlord or opens an interest-bearing account reasonably acceptable to Landlord in the joint names of Landlord and Tenant. The amount of such deposit shall be sufficient to pay the real property taxes plus a reasonable estimate of the interest, costs, charges and penalties which may accrue if Tenant's action is unsuccessful, loss any applicable tax impounds previously paid by Tenant to Landlord. The deposit shall be applied to the real property taxes due, as determined at such proceedings. The real property taxes shall be paid under protest from such deposit if such payment under protest is necessary to prevent the Property form being sold under a "tax sale" or similar enforcement proceeding.

   Section 4.03. Utilities. Tenant shall pay, directly to the appropriate supplier, the cost of all natural gas, heat, light, power, sewer service, telephone, water, refuse disposal and other utilities and services supplied to the Property. However, if any services or utilities are jointly metered with other property, Landlord shall make a reasonable determination of Tenant's proportionate share of the cost of such utilities and services and Tenant shall pay such share to Landlord within fifteen (15) days after receipt of Landlord's written statement.

   Section 4.04. Insurance Policies

   (a) Liability Insurance. During the Lease Term, Tenant shall maintain a policy of commercial general liability insurance (sometimes known as broad form comprehensive general liability insurance) insuring Tenant against liability for bodily injury, property damage (including loss of use of property) and personal injury arising out of the operation, use of occupancy of the Property. Tenant shall name Landlord and Landlord's Lender as an additional insured under such policy. The initial amount of such insurance shall be Three Million Dollars ($3,000,000) per occurrence and shall be subject to periodic increase based upon initiation, increased liability awards, recommendation of Landlord's professional insurance advisers and other relevant factors. The liability insurance obtained by Tenant under this Paragraph 4.04(a) shall (i) be primary and non-contributing; (ii) contain cross-liability endorsements; and (iii) insure Landlord against Tenant's performance under Section 5.05, if the matters giving rise to the indemnity under Section 5.05 result from the negligence of Tenant. The amount and coverage of such insurance shall not limit Tenant's liability nor relieve Tenant of any other obligation under this Lease. Landlord may also obtain comprehensive public liability insurance in an amount and with coverage determined by Landlord insuring Landlord against liability arising out of ownership, operation, use of occupancy of the Property. The policy obtained by Landlord shall not be contributory and shall not provide primary insurance.

                                       3
(c) 1988 Southern California Chapter                         Initials     JPD
      of the Society of Industrial                                    ----------
      and Office Realtors,(R) Inc.   (Single-Tenant Net Form)         ----------

   (b) Property and rental Income Insurance. During the Lease Term, Landlord shall maintain policies of insurance covering loss of or damage to the Property in the full amount of its replacement value. Such policy shall contain an inflation Guard Endorsement and shall provide protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, special extended perils (all risks), sprinkler leakage and any other perils which Landlord deems reasonably necessary. Landlord shall have the right to obtain flood and earthquake insurance if required by any lender holding a security interest in the Property. Landlord shall not obtain insurance for Tenant's fixtures or equipment or building improvements installed by Tenant on the Property. During the Lease Term, Landlord shall also maintain a rental income insurance policy, with loss payable to Landlord, and Landlord's lender in an amount equal to one year's Base Rent, plus estimated real property taxes and insurance premiums. Tenant shall be liable for the payment of any deductible amount under Landlord's or Tenant's insurance policies maintained pursuant to this Section 4.04, in an amount not to exceed Twenty-Five Thousand Dollars ($25,000). Tenant shall not do or permit anything to be done which invalidates any such insurance policies.

    (c) Payment of Premiums. Subject to Section 4.07, Tenant shall pay all premiums for the insurance policies described in Paragraphs 4.04(a) and (b) (whether obtained by Landlord or Tenant) within fifteen (15) days after Tenant's receipt of a copy of the premium statement or other evidence of the amount due, except Landlord shall pay all premiums for non-primary comprehensive public liability insurance which Landlord elects to obtain as provided in Paragraph 4.04(a). If insurance policies maintained by Landlord cover improvements on real property other than the Property, Landlord shall deliver to Tenant a statement of the premium applicable to the Property showing in reasonable detail how Tenant's share of the premium was computed. If the Lease Term expires before the expiration of an insurance policy maintained by Landlord, Tenant shall be liable for Tenant's prorated share of the insurance premiums. Before the Commencement Date, Tenant shall deliver to Landlord a copy of any policy of insurance which Tenant is required to maintain under Section 4.04. At least thirty (30) days prior to the expiration of any such policy, Tenant shall deliver to Landlord a renewal of such policy. As an alternative to providing a policy of Insurance, Tenant shall have the right to provide Landlord a certificate of insurance, executed by an authorized officer of the insurance company, showing that the insurance which Tenant is required to maintain under this Section 4.04 is in full force and effect and containing such other information which Landlord reasonably requires.

   (d) General Insurance Provisions.

         (i) Any insurance which Tenant is required to maintain under this Lease shall include a provision which requires the insurance carrier to give Landlord not less than thirty (30) days' written notice prior to any cancellation or modification of such coverage.

         (ii) If Tenant fails to deliver any policy, certificate or renewal to Landlord required under this Lease within the prescribed time period or if any such policy is cancelled or modified during the Lease Term without Landlord's consent, Landlord may obtain such insurance, in which case Tenant shall reimburse Landlord for the cost of such insurance within fifteen (15) days after receipt of a statement that indicates the cost of such insurance.

         (iii) Tenant shall maintain all insurance required under this Lease with companies holding a "General Policy Rating" of A-12 or better, as set forth in the most current issue of "Best Key Rating Guide". Landlord and Tenant acknowledge the insurance markets are rapidly changing and that insurance in the form and amounts described in this Section 4.04 may not be available in the future. Tenant acknowledges that the insurance described in this Section 4.04 is for the primary benefit of Landlord. If any time during the Lease Term, Tenant is unable to maintain the insurance required under the Lease, Tenant shall nevertheless maintain insurance coverage which is customary and commercially reasonable in the insurance industry for Tenant's type of business, as that coverage may change from time to time. Landlord makes no representation as to the adequacy of such insurance to protect Landlord's or Tenant's interests. Therefore, Tenant shall obtain any such additional property or liability insurance which Tenant deems necessary to protect Landlord and Tenant.

         (iv) Unless prohibited under any applicable insurance policies maintained, Landlord and Tenant each hereby waive any and all rights of recovery against the other, or against the officers, employees, agents or representatives of the other, for loss of or damage to its property or the property of others under its control, if such loss or damage is covered by any insurance policy in force (whether or not described in this Lease) at the time of such loss or damage. Upon obtaining the required policies of insurance, Landlord and Tenant shall give notice to the insurance carriers of this mutual waiver of subrogation.

   Section 4.05. Late Charges. Tenant's failure to pay rent promptly may cause Landlord to incur unanticipated costs. The exact amount of such costs are impractical or extremely difficult to ascertain. Such costs may include, but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord by any ground lease, mortgage or trust deed encumbering the Property. Therefore, if Landlord does not receive any rent payment within ten
(10) days after it becomes due, Tenant shall pay Landlord a late charge equal to ten percent (10%) of the overdue amount. The parties agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of such late payment.

   Section 4.06. Interest on Past Due Obligations. Any amount owed by Tenant to Landlord which is not paid when due shall bear interest at the rate of fifteen percent (15%) per annum from the due date of such amount. However, interest shall not be payable on late charges to be paid by Tenant under this Lease. The payment of interest on such amounts shall not excuse or cure any default by Tenant under this Lease. If the interest rate specified in this Lease is higher than the rate permitted by law, the interest rate is hereby decreased to the maximum legal interest rate permitted by law.

   Section 4.07. Impounds for Insurance Premiums and Real Property Taxes. If requested by any ground lessor or lender to whom Landlord has granted a security interest in the Property, or if Tenant is more than ten (10) days late in the payment of rent more than once in any consecutive twelve (12)-month period, Tenant shall pay Landlord a sum equal to one-twelth (1/12) of the annual real property taxes and insurance premiums payable by Tenant under this Lease, together with each payment of Base Rent. Landlord shall hold such payments in a non-interest bearing impound account. If unknown, Landlord shall reasonably estimate the amount of real property taxes and insurance premiums when due. Tenant shall pay any deficiency of funds in the impound account to Landlord upon written request. If Tenant defaults under this Lease, Landlord may apply any funds in the impound account to any obligation then due under this Lease.

ARTICLE FIVE: USE OF PROPERTY

   Section 5.01. Permitted Uses. Tenant may use the Property only for the Permitted Uses set forth in Section 1.06 above.

(c) 1988 Southern California Chapter       4                 Initials     JPD
      of the Society of Industrial                                    ----------
      and Office Realtors,(R) Inc.   (Single-Tenant Net Form)         ----------

   Section 5.02. Manner of Use. Tenant shall not cause or permit the Property to be used in any way which constitutes a violation of any law, ordinance, or governmental regulation or order, which annoys or interferes with the rights of other tenants of Landlord, or which constitutes a nuisance or waste. Tenant shall obtain and pay for all permits, including a Certificate of Occupancy, required for Tenant's occupancy of the Property and shall promptly take all actions necessary to comply with all applicable statutes, ordinances, rules, regulations, orders and requirements regulating the use by Tenant of the Property, including the Occupational Safety and Health Act.

See Rider

   Section 5.04. Signs and Auctions. Tenant shall not place any signs on the Property without Landlord's prior written consent. Tenant shall not conduct or permit any auctions or sheriff's sales at the Property.

   Section 5.05. Indemnity. Tenant shall indemnify Landlord against and hold Landlord harmless from any and all costs, claims or liability arising from: (a) Tenant's use of the Property; (b) the conduct of Tenant's business or anything else done or permitted by Tenant to be done in or about the Property; (c) any breach or default in the performance of Tenant's obligations under this Lease;
(d) any  misrepresentation  or breach of warranty by Tenant under this Lease; or
(e) other acts or omissions of Tenant. Tenant shall defend Landlord against any such cost, claim or liability at Tenant's expense with counsel reasonably acceptable to Landlord or, at Landlord's election, Tenant shall reimburse Landlord for any legal fees or costs incurred by Landlord in connection with any such claim. As a material part of the consideration to Landlord, Tenant assumes all risk of damage to property or injury to persons in or about the Property arising from any cause, and Tenant hereby waives all claims in respect thereof against Landlord, except for any claim arising out of Landlord's gross negligence or willful misconduct. As used in this Section, the term "Tenant" shall include Tenant's employees, agents, contractors and invitees, if applicable.

   Section 5.06. Landlord's Access. Landlord or its agents may enter the Property at all reasonable times to show the Property to potential buyers, investors or tenants or other parties; to do any other act or to inspect and conduct tests in order to monitor Tenant's compliance with all applicable environmental laws and all laws governing the presence and use of Hazardous Material; or for any other purpose Landlord deems necessary. Landlord shall give Tenant prior notice of such entry, except in the case of an emergency. Landlord may place customary "For Sale" or "For Lease" signs on the Property.

   Section 5.07. Quiet Possession. If Tenant pays the rent and complies with all other terms of this Lease, Tenant may occupy and enjoy the Property for the full Lease Term, subject to the provisions of this Lease.

ARTICLE SIX: CONDITION OF PROPERTY; MAINTENANCE, REPAIRS AND ALTERATIONS

    Section 6.01. Existing Conditions. Tenant accepts the Property in its condition as of the execution of the Lease, subject to all recorded matters, laws, ordinances, and governmental regulations and orders. Except as provided herein, Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation as to the condition of the Property or the suitability of the Property for Tenant's intended use. Tenant represents and warrants that Tenant has made its own inspection of and inquiry regarding the condition of the Property and is not relying on any representations of Landlord or any Broker with respect thereto.

   Section 6.02. Exemption of Landlord from Liability. Landlord shall not be liable for any damage or injury to the person, business (or any loss of income therefrom), goods, wares, merchandise or other property of Tenant, Tenant's employees, invitees, customers or any other person in or about the Property, whether such damage or injury is caused by or results from: (a) fire, steam, electricity, water, gas or rain; (b) the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures or any other cause; (c) conditions arising in or about the Property or upon other portions of the Project, or from other sources or places; or (d) any act or omission of any other tenant of the Project. Landlord shall not be liable for any such damage or injury even though the cause of or the means of repairing such damage or injury are not accessible to Tenant. The provisions of this Section 6.02 shall not, however, exempt Landlord from liability for Landlord's gross negligence or willful misconduct.

   Section 6.03. Landlord's Obligations. Subject to the provisions of Article Seven (Damage or Destruction) and Article Eight (Condemnation), Landlord shall have absolutely no responsibility to repair, maintain or replace any portion of the Property at any time, except Landlord shall be responsible to maintain and repair the structural portions of the building and the roof. Additionally, Landlord shall maintain and repair the roof membrane until a new ten (10) year or better roof membrane is installed at Landlord's sole cost, after which time, the maintenance, repair and replacement of the roof membrane shall become Tenant's sole obligation. Tenant waives the benefit of any present or future law which might give Tenant the right to repair the Property at Landlord's expense or to terminate the Lease due to the condition of the Property.

   Section 6.04. Tenant's Obligations.

   (a) Except as provided in Article Seven (Damage or Destruction) and Article Eight (Condemnation), Tenant shall keep all portions of the Property (including structural, nonstructural, interior, exterior, and landscaped areas, portions, systems and equipment) in good order, condition and repair (including interior repainting and refinishing, as needed). If any portion of the

                                       5
(c) 1988 Southern California Chapter                         Initials     JPD
      of the Society of Industrial                                    ----------
      and Office Realtors,(R) Inc.   (Single-Tenant Net Form)         ----------

Property or any system or equipment in the Property which Tenant is obligated to repair cannot be fully repaired or restored, Tenant shall promptly replace such portion of the Property or system or equipment in the Property, regardless of whether the benefit of such replacement extends beyond the Lease Term; but if the benefit or useful life of such replacement extends beyond the Lease Term (as such term may be extended by exercise of any options), the useful life of such replacement shall be prorated over the remaining portion of the Lease Term (as extended), and Tenant shall be liable only for that portion of the cost which is applicable to the Lease Term (as extended). Tenant shall maintain a preventive maintenance contract providing for the regular inspection and maintenance of the heating and air conditioning system by a licensed heating and air conditioning contractor. If any part of the Property is damaged by any act or omission of Tenant, Tenant shall pay Landlord the cost of repairing or replacing such damaged property, whether or not Landlord would otherwise be obligated to pay the cost of maintaining or repairing such property. It is the intention of Landlord and Tenant that at all times Tenant shall maintain the portions of the Property which Tenant is obligated to maintain in an attractive, first-class and fully operative condition in compliance with all then existing applicable law regulations, codes and ordinances except that Tenant shall not be required to make any alterations for the purpose of complying with any code or ordinance in effect as of December 31, 1995.

   (b) Tenant shall fulfill all of Tenant's obligations under this Section 6.04 at Tenant's sole expense. If Tenant fails to maintain, repair or replace the Property as required by this Section 6.04, Landlord may, upon ten (10) days' prior notice to Tenant (except that no notice shall be required in the case of an emergency), enter the Property and perform such maintenance or repair (including replacement, as needed) on behalf of Tenant. In such case , Tenant shall reimburse Landlord for all costs incurred in performing such maintenance or repair immediately upon demand.

   Section 6.05. Alterations, Additions, and Improvements.

   (a) Tenant shall not make any alterations, additions, or improvements to the Property without Landlord's prior written consent, except for non-structural alterations which do not exceed Ten Thousand Dollars ($10,000) in cost cumulatively over the Lease Term and which are not visible from the outside of any building of which the Property is part. Landlord may require Tenant to provide demolition and/or lien and completion bonds in form and amount satisfactory to Landlord. Tenant shall promptly remove any alterations, additions, or improvements constructed in violation of this Paragraph 6.05(a) upon Landlord's written request. All alterations, additions, and improvements shall be done in a good and workmanlike manner, in conformity with all applicable laws and regulations, and by a contractor approved by Landlord. Upon completion of any such work, Tenant shall provide Landlord with "as built" plans, copies of all construction contracts, and proof of payment for all labor and materials.

   b) Tenant shall pay when due all claims for labor and material furnished to the Property. Tenant shall give Landlord at least twenty (20) days' prior written notice of the commencement of any work on the Property, regardless of whether Landlord's consent to such work is required. Landlord may elect to record and post notices of non-responsibility on the Property. Tenant shall keep the Property free of mechanics' and materialmens' liens at all times. Tenant, at Tenant's expense, shall remove or cause to be removed, all such liens within a reasonable period of time.

   Section 6.06. Condition upon Termination. Upon the termination of the Lease, Tenant shall surrender the Property to Landlord, broom clean and in the same condition as received except for ordinary wear and fear which Tenant was not otherwise obligated to remedy under any provision of this Lease. However, Tenant shall not be obligated to repair any damage which Landlord is required to repair under Article Seven (Damage or Destruction). In addition, Landlord may require Tenant to remove any alterations, additions or improvements (whether or not made with Landlord's consent) prior to the expiration of the Lease and to restore the Property to its prior condition, all at Tenant's expense. All alterations, additions and improvements which Landlord has not required Tenant to remove shall become Landlord's property and shall be surrendered to Landlord upon the expiration or earlier termination of the Lease, except that Tenant may remove any of Tenant's machinery or equipment which can be removed without material damage to the Property. Tenant shall repair, at Tenant's expense, any damage to the Property caused by the removal of any such machinery or equipment. In no event, however, shall Tenant remove any of the following materials or equipment (which shall be deemed Landlord's property) without Landlord's prior written consent; any power wiring or power panels; lighting or lighting fixtures; wall coverings; drapes, blinds or other window coverings; carpets or other floor coverings; heaters, air conditioners or any other heating or air conditioning equipment; fencing or security gates; or other similar building operating equipment and decorations.

ARTICLE SEVEN: DAMAGE OR DESTRUCTION

   Section 7.01. Partial Damage to Property.

   (a) Tenant shall notify Landlord in writing immediately upon the occurrence of any damage to the Property. If the Property is only partially damaged (i.e., less than fifty percent (50%) of the Property is untenantable as a result of such damage or less than fifty percent (50%) of Tenant's operations are materially impaired) and if the proceeds received by Landlord from the insurance policies described in Paragraph 4.04(b) are sufficient to pay for the necessary repairs, this Lease shall remain in effect and Landlord shall repair the damage as soon as reasonably possible. Landlord may elect (but is not required) to repair any damage to Tenant's fixtures, equipment, or improvements.

   (b) If the insurance proceeds received by Landlord are not sufficient to pay the entire cost of repair, or if the cause of the damage is not covered by the insurance policies which Landlord maintains under Paragraph 4.04(b), Landlord may elect either to (i) repair the damage as soon as reasonably possible. In which case this Lease shall remain in full force and effect, or (ii) terminate this Lease as of the date the damage occurred. Landlord shall notify Tenant within thirty (30) days after receipt of notice of the occurrence of the damage whether Landlord elects to repair the damage or terminate the Lease. If Landlord elects to repair the damage, Tenant shall pay Landlord the "deductible amount" (if any) under Landlord's insurance policies and, if the damage was due to an act or omission of Tenant, or Tenant's employees, agents, contractors or invitees, the difference between the actual cost of repair and any insurance proceeds received by Landlord. If Landlord elects to terminate the Lease, Tenant may elect to continue this Lease in full force and effect, in which case Tenant shall repair any damage to the Property and any building in which the Property is located. Tenant shall pay the cost of such repairs, except that upon satisfactory completion of such repairs, Landlord shall deliver to Tenant any insurance proceeds received by Landlord for the damage repaired by Tenant. Tenant shall give Landlord written notice of such election within ten (10) days after receiving Landlord's termination notice.

   (c) If the damage to the Property occurs during the last six (6) months of the Lease Term and such damage will require more than thirty (30) days to repair, either Landlord or Tenant may elect to terminate this Lease as of the date the damage occurred, regardless of the sufficiency of any insurance proceeds. The party electing to terminate this Lease shall give written notification to the other party of such election within thirty (30) days after Tenant's notice to Landlord of the occurrence of the damage.

                                       6
(c) 1988 Southern California Chapter                         Initials     JPD
      of the Society of Industrial                                    ----------
      and Office Realtors,(R) Inc.   (Single-Tenant Net Form)         ----------

   Section 7.02. Substantial or Total Destruction. If the Property is substantially or totally destroyed by any cause whatsoever (i.e., the damage to the Property is greater than partial damage as described in Section 7.01), and regardless of whether Landlord receives any insurance proceeds, this Lease shall terminate as of the date the destruction occurred. Notwithstanding the preceding sentence, if the Property can be rebuilt within six (6) months after the date of destruction, Landlord may elect to rebuild the Property at Landlord's own expense, in which case this Lease shall remain in full force and effect. Landlord shall notify Tenant of such election within thirty (30) days after Tenant's notice of the occurrence of total or substantial destruction. If
Landlord so elects, Landlord shall rebuild the Property at Landlord's sole expense, except that if the destruction was caused by an act or omission of Tenant, Tenant shall pay Landlord the difference between the actual cost of rebuilding and any insurance proceeds received by Landlord.

   Section 7.03. Temporary Reduction of Rent. If the Property is destroyed or damaged and Landlord or Tenant repairs or restores the Property pursuant to the provisions of this Article Seven, any rent payable during the period of such damage, repair and/or restoration shall be reduced according to the degree, if any, to which the Tenant's use of the Property is impaired. However, the reduction shall not exceed the sum of one year's payment of Base Rent, insurance premiums and real property taxes. Except for such possible reduction in Base Rent, insurance premiums and real property taxes, Tenant shall not be entitled to any compensation, reduction, or reimbursement from Landlord as a result of any damage, destruction, repair, or restoration of or to the Property.

   Section 7.04. Waiver. Tenant waives the protection of any statute, code or judicial decision which grants tenant the right to terminate a lease in the event of the substantial or total destruction of the leased property. Tenant agrees that the provisions of Section 7.02 above shall govern the rights and obligations of Landlord and Tenant in the event of any substantial or total destruction to the Property.

ARTICLE EIGHT: CONDEMNATION

   If all or any portion of the Property is taken under the power of eminent domain or sold under the threat of that power (all of which are called "Condemnation"), this Lease shall terminate as to the part taken or sold on the date the condemning authority takes title or possession, whichever occurs first. If more than twenty percent (20%) of the floor area of the building in which the Property is located, or which is located on the Property, is taken, either
Landlord or Tenant may terminate this Lease as of the date the condemning authority takes title or possession, by delivering written notice to the other within ten (10) days after receipt of written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority takes title or possession). If neither Landlord nor Tenant terminates this Lease, this Lease shall remain in effect as to the portion of the Property not taken, except that the Base Rent and Additional Rent shall be reduced in proportion to the reduction in the floor area of the Property. Any Condemnation award or payment shall be distributed in the following order: (a) first, to any ground lessor, mortgagee or beneficiary under a deed of trust encumbering the Property, the amount of its interest in the Property; (b) second, to Tenant, only the amount of any award specifically designated for loss of or damage to Tenant's trade fixtures or removable personal property; and (c) third, to Landlord, the remainder of such award, whether as compensation for reduction in the value of the leasehold, the taking of the fees, or otherwise. If this Lease is not terminated, Landlord shall repair any damage to the Property caused by the Condemnation, except that Landlord shall not be obligated to repair any damage for which Tenant has been reimbursed by the condemning authority. If the severance damages received by Landlord are not sufficient to pay for such repair, Landlord shall have the right to either terminate this Lease or make such repair at Landlord's expense.

ARTICLE NINE: ASSIGNMENT AND SUBLETTING

   Section 9.01. Landlord's Consent Required. No portion of the Property or of Tenant's interest in this Lease may be acquired by any other person or entity, whether, by sale, assignment, mortgage, sublease, transfer, operation of law, or act of Tenant, without Landlord's prior written consent, except as provided in
Section 9.02 below. Landlord has the right to grant or withhold its consent as provided in Section 9.05 below. Any attempted transfer without consent shall be void and shall constitute a non-curable breach of this Lease. If Tenant is a partnership, any cumulative transfer of more than twenty (20%) of the partnership interests shall require Landlord's consent. If Tenant is a corporation, any change in the ownership of a controlling interest of the voting stock of the corporation shall require Landlord's consent.

   Section 9.02. Tenant Affiliate. Tenant may assign this Lease or sublease the Property, without Landlord's consent, to any corporation, which controls, is controlled by or is under common control with Tenant, or to any corporation resulting from the merger of or consolidation with Tenant ("Tenant's Affiliate"). In such case, any Tenant's Affiliate shall assume in writing all of Tenant's obligations under this Lease.

   Section 9.03. No Release of Tenant. No transfer permitted by this Article Nine, whether with or without Landlord's consent, shall release Tenant or change Tenant's primary liability to pay the rent and to perform all other obligations of Tenant under this Lease. Landlord's acceptance of rent from any other person is not a waiver of any provision of this Article Nine. Consent to one transfer is not a consent to any subsequent transfer. If Tenant's transferee defaults under this Lease, Landlord may proceed directly against Tenant without pursuing remedies against the transferee. Landlord may consent to subsequent assignments or modifications of this Lease by Tenant's transferee, without notifying Tenant or obtaining its consent. Such action shall not relieve Tenant's liability under this Lease.

   Section 9.04. Offer to Terminate. If Tenant desires to assign the Lease or sublease the Property, Tenant shall have the right to offer, in writing, to terminate the Lease as of a date specified in the offer. If Landlord elects in writing to accept the offer to terminate within twenty (20) days after notice of the offer, the Lease shall terminate as of the date specified and all the terms and provisions of the Lease governing termination shall apply. If Landlord does not so elect, the Lease shall continue in effect until otherwise terminated and the provisions of Section 9.05 with respect to any proposed transfer shall continue to apply.

   Section 9.05. Landlord's Consent.

   (a) Tenant's request for consent to any transfer described in Section 9.01 shall set forth in writing the details of the proposed transfer, including the name, business and financial condition of the prospective transferee, financial details of the proposed transfer (e.g., the term of and the rent and security deposit payable under any proposed assignment or sublease), and any other information Landlord deems relevant. Landlord shall have the right to withhold consent, if reasonable, or to grant consent, based on the following factors: (i) the business of the proposed assignee or subtenant and the proposed use of the

(c) 1988 Southern California Chapter       7                Initials   JPD
      of the Society of Industrial                                    ----------
      and Office Realtors, (R) Inc.  (Single-Tenant Net Form)         ----------

Property; (ii) the net worth and financial reputation of the proposed assignee or subtenant; (iii) Tenant's compliance with all of its obligations under the Lease; and (iv) such other factors as Landlord may reasonably deem relevant. If Landlord objects to a proposed assignment solely because of the net worth and/or financial reputation of the proposed assignee, Tenant may nonetheless sublease (but not assign), all or a portion of the Property to the proposed transferee, but only on the other terms of the proposed transfer.

If Tenant assigns or subleases, the following shall apply:

   (i) Tenant shall pay to Landlord as Additional Rent under the Landlord's Share (stated in Section 1.13) of the Profit (defined below) on such transaction as and when received by Tenant, unless Landlord gives written notice to Tenant and the assignee or subtenant that Landlord's Share shall be paid by the assignee or subtenant to Landlord directly. The "Profit" means (A) all amounts paid to Tenant for such assignment or sublease, including "key" money, monthly rent in excess of the monthly rent payable under the Lease, and all fees and other consideration paid for the assignment or sublease, including fees under any collateral agreements, less (B) costs and expenses directly incurred by Tenant in connection with the execution and performance of such assignment or sublease for real estate broker's commissions and costs of renovation or construction of tenant improvements required under such assignment or sublease. Tenant is entitled to recover such costs and expenses before Tenant is obligated to pay the Landlord's Share to Landlord. The Profit in the case of a sublease of less than all the Property is the rent allcoable to the subleased space as a percentage on a square footage basis.

   (ii) Tenant shall provide Landlord a written statement certifying all amounts to be paid from any assignment or sublease of the Property within thirty (30) days after the transaction documentation is signed, and Landlord may inspect Tenant's books and records to verify the accuracy of such statement. On written request, Tenant shall promptly furnish to Landlord copies of all the transaction documentation, all of which shall be certified by Tenant to be complete, true and correct. Landlord's receipt of Landlord's Shares shall not be a consent to any further assignment or subletting. The breach of Tenant's obligation under this Paragraph 9.05(b) shall be a material default of the Lease.

   Section 9.06. No Merger. No merger shall result from Tenant's sublease of the Property under this Article Nine, Tenant's surrender of this Lease or the termination of this Lease in any other manner. In any such event, Landlord may terminate any or all subtenancies or succeed to the interest of Tenant as sublandlord under any or all subtenancies.

ARTICLE TEN: DEFAULTS; REMEDIES

   Section 10.01. Covenants and Conditions. Tenant's performance of each of Tenant's obligations under this Lease is a condition as well as a covenant. Tenant's right to continue in possession of the Property is conditioned upon such performance. Time is of the essence in the performance of all covenants and conditions.

   Section  10.02.  Defaults.  Tenant  shall be in material  default  under this
Lease:

   (a) If Tenant abandons the Property or if Tenant's vacation of the Property results in the cancellation of any insurance described in Section 4.04;

   (b) If Tenant fails to pay rent or any other charge when due;

   (c) If Tenant fails to perform any of Tenant's non-monetary obligations under this Lease for a period of thirty (30) days after written notice from Landlord; provided that if more than thirty (30) days are required to complete such performance, Tenant shall not be in default if Tenant commences such performance within thirty (30)-day period and thereafter diligently pursues its completion. However, Landlord shall not be required to give such notice if Tenant's failure to perform constitutes a non-curable breach of this Lease. The notice required by this Paragraph is intended to satisfy any and all notice requirements imposed by law on Landlord and is not in addition to any such requirement.

   (d)(i) If Tenant makes a general assignment or general arrangement for the benefit of creditors; (ii) if a petition for adjudication of bankruptcy or for reorganization or rearrangements is filed by or against Tenant and is not dismissed within thirty (30) days; (iii) if a trustee or receiver is appointed to take possession of substantially all of Tenant's assets located at the Property or of Tenant's interest in this Lease and possession is not restored to Tenant within thirty (30) days; or (iv) if substantially all of Tenant's assets located at the Property or of Tenant's interest in this Lease is subjected to attachment, execution or other judicial seizure which is not discharged within thirty (30) days. If a court of competent jurisdiction determines that any of the acts described in this subparagraph (d) is not a default under this Lease, and a trustee is appointed to take possession (or if Tenant remains a debtor in possession) and such trustee or Tenant transfers Tenant's interest hereunder, then Landlord shall receive, as Additional Rent, the excess, if any, of the rent (or any other consideration) paid in connection with such assignment or sublease over the rent payable by Tenant under this Lease.

   (e) If any guarantor of the Lease revokes or otherwise terminates, or purports to revoke or otherwise terminate, any guaranty of all or any portion of Tenant's obligations under the Lease. Unless otherwise expressly provided, no guaranty of the Lease is revocable.

   Section 10.03. Remedies. On the occurrence of any material default by Tenant, Landlord may, at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of any right or remedy which Landlord may have:

   (a) Terminate Tenant's right to possession of the Property by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Property to Landlord. In such event, Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default, including (i) the worth at the time of the award of the unpaid Base Rent, Additional Rent and other charges which Landlord had earned at the time of the termination; (ii) the worth at the time of the award of the amount by which the unpaid Base Rent, Additional Rent and other charges which Landlord would have earned after termination until the time of the award exceeds the amount of such rental loss that Tenant proves Landlord could have reasonably avoided; (iii) the worth at the time of the award of the amount by which the unpaid Base Rent, Additional Rent and other charges which Tenant would have paid for the balance of the Lease Term after the time of award exceeds the amount of such rental loss that Tenant proves Landlord could have reasonably avoided; and
(iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under the Lease or which in the ordinary course of things would by likely to result therefrom, including, but not limited to, any costs or expenses Landlord incurs in maintaining or preserving the Property after such default, the cost of

(c) 1988 Southern California Chapter       8                 Initials     JPD
      of the Society of Industrial                                    ----------
      and Office Realtors,(R) Inc.   (Single-Tenant Net Form)         ----------
recovering possession of the Property expenses of reletting, including necessary renovation or alteration of the Property, Landlord's reasonable attorneys' fees incurred in connection therewith, and any real estate commission paid or payable. As used in subparts (i) and (ii) above, the "worth at the time of the award" is computed by allowing interest on unpaid amounts at the rate of fifteen percent (15%) per annum, or such lesser amount as may then by the maximum lawful rate. As used in subpart (iii) above, the "worth at the time of the award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco of the time of the award, plus one percent (1%). If Tenant has abandoned the Property, Landlord shall have the option of (i) retaking possession of the Property and recovering from Tenant the amount specified in the Paragraph 10.03(a), or (ii) proceeding under Paragraph 10.03(b);

   (b) Maintain Tenant's right to possession, in which case this Lease shall continue in effect whether or not Tenant has abandoned the Property. In such event, Landlord shall be entitled to enforce all of Landlord's rights and remedies under this Lease, including the right to recover the rent as it becomes due;

   (c) Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decisions of the state in which the Property is located.

   Section 10.04. Repayment of "Free" Rent. If this Lease provides for a postponement of any monthly rental payments, a period of "free" rent or other rent concession, such postponed rent or "free" rent is called the "Abated Rent". Tenant shall be credited with having paid all of the Abated Rent on the expiration of the Lease Term only if Tenant has fully, faithfully, and punctually performed all of Tenant's obligations hereunder, including the payment of all rent (other than the Abated Rent) and all other monetary obligations and the surrender of the Property in the physical condition required by this Lease. Tenant acknowledges that its right to receive credit for the Abated Rent is absolutely conditioned upon Tenant's full, faithful and punctual performance of its obligations under this Lease. If Tenant defaults and does not cure within any applicable grace period, the Abated Rent shall immediately become due and payable in full and this Lease shall be enforced as if there were no such rent abatement or other rent concession. In such case Abated Rent shall be calculated based on the full initial rent payable under this Lease.

   Section 10.05. Automatic Termination. Notwithstanding any other term or provision hereof to the contrary, the Lease shall terminate on the occurrence of any act which affirms the Landlord's intention to terminate the Lease as provided in Section 10.03 hereof, including the filing of an unlawful detainer action against Tenant. On such termination, Landlord's damages for default shall include all costs and fees, including reasonable attorneys' fees that Landlord incurs in connection with the filing, commencement, pursuing and/or defending of any action in any bankruptcy court or other court with respect to the Lease; the obtaining of relief from any stay in bankruptcy restraining any action to evict Tenant; or the pursuing of any action with respect to Landlord's right to possession of the Property. All such damages suffered (apart from Base Rent and other rent payable hereunder) shall constitute pecuniary damages which must be reimbursed to Landlord prior to assumption of the Lease by Tenant or any successor to Tenant in any bankruptcy or other proceeding.

   Section 10.06. Cumulative Remedies. Landlord's exercise of any right or remedy shall not prevent it from exercising any other right or remedy.

ARTICLE ELEVEN: PROTECTION OF LENDERS

   Section  11.01.  Subordination.  Landlord shall have the right to subordinate this Lease to any ground lease, deed of trust or mortgage encumbering the Property, any advances made on the security thereof and any renewals, modifications, consolidations, replacements or extensions thereof, whenever made or recorded. Tenant shall cooperate with Landlord and any lender which is acquiring a security interest in the Property or the Lease. Tenant shall execute such further documents and assurances as such lender may require, provided that Tenant's obligations under this Lease shall not be deprived of its rights under this Lease. Tenant's right to quiet possession of the Property during the Lease Term shall not be disturbed if Tenant pays the rent and performs all of Tenant's obligations under this Lease and is not otherwise in default. If any ground lessor, beneficiary or mortgagee elects to have this Lease prior to the lien of its ground lease, deed of trust or mortgage and gives written notice thereof to Tenant, this Lease shall be deemed prior to such ground lease, deed of trust or mortgage whether this Lease is dated prior or subsequent to the date of said ground lease, deed of trust or mortgage or the date of recording thereof.

   Section 11.02. Attornment. If Landlord's interest in the Property is acquired by any ground lessor, beneficiary under a deed of trust, mortgagee, or purchaser at a foreclosure sale, Tenant shall attorn to the transferee of or successor to Landlord's interest in the Property and recognize such transferee or successor as Landlord under this Lease. Tenant waives the protection of any statue or rule of law which gives or purports to give Tenant any right to terminate this Lease or surrender possession of the Property upon the transfer of Landlord's interest.

   Section 11.03. Signing of Documents. Tenant shall sign and deliver any instrument or documents necessary or appropriate to evidence any such attornment or subordination or agreement to do so. If Tenant fails to do so within ten (10) days after written request, Tenant hereby makes, constitutes and irrevocably appoints Landlord, or any transferee or successor of Landlord, the attorney-in-fact of Tenant to execute and deliver any such instrument or document.

   Section 11.04. Estoppel Certificate.

   (a) Upon Landlord's written request, Tenant shall execute, acknowledge and deliver to Landlord a written statement certifying: (i) that none of the terms or provisions of this Lease have been changed (or if they have been changed, stating how they have been changed); (ii) that this Lease has not been cancelled or terminated; (iii) the last date of payment of the Base Rent and other charges and the time period covered by such payment; (iv) that Landlord is not in default under this Lease (or, if Landlord is claimed to be in default, stating why); and (v) such other representations or information with respect to Tenant or the Lease as Landlord may reasonably request or which any prospective purchaser or encumbrancer of the Property may require. Tenant shall deliver such statement to Landlord within ten (10) days after Landlord's request. Landlord may give any such statement by Tenant to any prospective purchaser or encumbrancer of the Property. Such purchaser or encumbrancer may rely conclusively upon such statement as true and correct.

(c) 1988 Southern California Chapter       9                Initials     JPD
      of the Society of Industrial                                    ----------
      and Office Realtors,(R) Inc.   (Single-Tenant Net Form)         ----------

   (b) If Tenant does not deliver  such statement  to Landlord  within such ten
(10)-day period, Landlord, and any prospective purchaser or encumbrancer, may conclusively presume and rely upon the following facts: (i) that the terms and provisions of this Lease have not been changed except as otherwise represented by Landlord; (ii) that this Lease has not been cancelled or terminated except as otherwise represented by Landlord; (iii) that not more than one month's Base Rent or other charges have been paid in advance; and (iv) that Landlord is not in default under the Lease. In such event, Tenant shall be estopped from denying the truth of such facts.

   Section 11.05. Tenant's Financial Condition. Within ten (10) days after written request from Landlord, Tenant shall deliver to Landlord such financial statements as Landlord reasonably requires to verify the net worth of Tenant or any assignee, subtenant, or guarantor of Tenant. In addition, Tenant shall deliver to any lender designated by Landlord any financial statements required by such lender to facilitate the financing or refinancing of the Property. Tenant represents and warrants to Landlord that each such financial statement is a true and accurate statement as of the date of such statement. All financial statements shall be confidential and shall be used only for the purposes set forth in this Lease.

ARTICLE TWELVE: LEGAL COSTS

   Section 12.01. Legal Proceedings. If Tenant or Landlord shall be in breach or default under this Lease, such party (the "Defaulting Party") shall reimburse the other party (the "Nondefaulting Party") upon demand for any costs or expenses that the Nondefaulting Party incurs in connection with any breach or default of the Defaulting Party under this Lease, whether or not suit is commenced or judgment entered. Such costs shall include legal fees and costs incurred for the negotiation of a settlement, enforcement of rights or otherwise. Furthermore, if any action for breach of or to enforce the provisions of this Lease is commenced, the court in such action shall award to the party in whose favor a judgment is entered, a reasonable sum as attorneys' fees and costs. The losing party in such action shall pay such attorneys' fees and costs. Tenant shall also indemnify attorneys' fees and costs. The losing party in such action shall pay such attorney's fees and costs. The losing party in such action shall pay such attorney's fees and costs. Tenant shall also indemnify Landlord against and hold Landlord harmless from all costs, expenses, demands and liability Landlord may incur if Landlord becomes or is made a party to any claim or action (a) instituted by Tenant against any third party, or by any third party against Tenant, or by or against any person holding any interest under or using the Property by license of or agreement with Tenant; (b) for foreclosure of any lien for labor or material furnished to or for Tenant or such other person; (c) otherwise arising out of or resulting from any act or transaction of Tenant or such other person; or (d) necessary to protect Landlord's interest under this Lease in a bankruptcy proceeding, or other proceeding under Title 11 of the United States code, as amended. Tenant shall defend Landlord against any such claim or action at Tenant's expense with counsel reasonably acceptable to Landlord or, at Landlord's election, Tenant shall reimburse Landlord for any legal fees or costs Landlord incurs in any such claim or action.

   Section 12.02. Landlord's Consent. Tenant shall pay Landlord's reasonable attorney's fees incurred in connection with Tenant's request for Landlord's consent under Article Nine (Assignment and Subletting), or in connection with any other act which Tenant proposes to do and which requires Landlord's consent.

ARTICLE THIRTEEN: MISCELLANEOUS PROVISIONS

   Section 13.01. Non-Discrimination. Tenant promises, and it is a condition to the continuance of this Lease, that there will be no discrimination against, or segregation of, any person or group of persons on the basis of race, color, sex, creed, national origin or ancestry in the leasing, subleasing, transferring, occupancy, tenure or use of the Property or any portion thereof.

   Section 13.02. Landlord's Liability; Certain Duties.

   (a) As used in this Lease, the term "Landlord" means only the current owner or owners of the fee title to the Property or the leasehold estate under a ground lease of the Property at the time in question. Each Landlord is obligated to perform the obligations of Landlord under this Lease only during the time such Landlord owns such interest or title. Any Landlord who transfers its title or interest is relieved of all liability with respect to the obligations of Landlord under this Lease to be performed on or after the date of transfer. However, each Landlord shall deliver to its transferee all funds that Tenant previously paid if such funds have not yet been applied under the terms of this Lease.

   (b) Tenant shall give written notice of any failure by Landlord to perform any of its obligations under this Lease to Landlord and to any ground lessor, mortgagee or beneficiary under any deed of trust encumbering the Property whose name and address have been furnished to Tenant in writing. Landlord shall not be in default under this Lease unless Landlord (or such ground lessor, mortgagee or beneficiary) fails to cure such non-performance within thirty (30) days after receipt of Tenant's notice. However, if such non-performance reasonably requires more than thirty (30) days to cure, Landlord shall not be in default if such cure is commenced within such thirty (30)-day period and thereafter diligently pursued to completion.

   (c) Notwithstanding any term or provision herein to the contrary, the liability of Landlord for the performance of its duties and obligations under this Lease is limited to Landlord's interest in the Property, and neither the Landlord nor its partners, shareholders, officers or other principals shall have any personal liability under this Lease.

   Section 13.03. Severability. A determination by a court of competent jurisdiction that any provision of this Lease or any part thereof is illegal or unenforceable shall not cancel or invalidate the remainder of such provision or this Lease, which shall remain in full force and effect.

   Section 13.04. Interpretation. The captions of the Articles or Sections of this Lease are to assist the parties in reading this Lease and are not a part of the terms or provisions of this Lease. Whenever required by the context of this Lease, the singular shall include the plural and the plural shall include the singular. The masculine, feminine and neuter genders shall each include the other. In any provision relating to the conduct, acts or omissions of Tenant, the term "Tenant" shall include Tenant's agents, employees, contractors, invitees, successors or others using the Property with Tenant's expressed or implied permission.

   Section 13.05. Incorporation of Prior Agreements; Modifications. This Lease is the only agreement between the parties pertaining to the lease of the Property and no other agreements are effective. All amendments to this Lease shall be in writing and signed by all parties. Any other attempted amendment shall be void.

   Section 13.06. Notices. All notices required or permitted under this Lease shall be in writing and shall be personally delivered or sent by certified mail, return receipt requested, postage prepaid, or by overnight courier. Notices to Tenant shall be delivered to the address specified in Section 1.03 above, except that upon Tenant's taking possession of the Property, the Property shall be Tenant's address for notice purposes. Notices to Landlord shall be delivered to the address specified in Section 1.02 above. All notices shall be effective upon delivery. Either party may change its notice address upon written notice to the other party.

(c) 1988 Southern California Chapter       10                Initials     JPD
      of the Society of Industrial                                    ----------
      and Office Realtors,(R) Inc.   (Single-Tenant Net Form)         ----------

   Section 13.07. Waivers. All waivers must be in writing and signed by the waiving party. Landlord's failure to enforce any provision of this Lease or its acceptance to rent shall not be a waiver and shall not prevent Landlord from enforcing that provision or any other provision of this Lease in the future. No statement on a payment check from Tenant or in a letter accompanying a payment check shall be binding on Landlord. Landlord may, with or without notice to Tenant, negotiate such check without being bound to the conditions of such statement.

   Section 13.08. No Recordation. Tenant shall not record this Lease without prior written consent from Landlord. However, Landlord or Tenant may require that a "Short Form" memorandum of this Lease executed by both parties be recorded. A partly requiring such recording shall pay all transfer taxes and recording fees.

   Section 13.09. Binding Effect; Choice of Law. This Lease binds any party who legally acquires any rights or interest in this Lease from Landlord or Tenant. However, Landlord shall have no obligation to Tenant's successor unless the rights or interests of Tenant's successor are acquired in accordance with the terms of this Lease. The laws of the state in which the Property is located shall govern this Lease.

   Section 13.10. Corporate Authority; Partnership Authority. If Tenant is a corporation, each person signing this Lease on behalf of Tenant represents and warrants that he has full authority to do so and that this Lease binds the corporation. Within thirty (30) days after this Lease is signed, Tenant shall deliver to Landlord a certified copy of a resolution of Tenant's Board of Directors authorizing the execution of this Lease or other evidence of such authority reasonably acceptable to Landlord. If Tenant is a partnership, each person or entity signing this Lease for Tenant represents and warrants that he or it is a general partner of the partnership, that he or it has full authority to sign for the partnership and that this Lease binds the partnership and all general partners of the partnership. Tenant shall give written notice to Landlord of any general partner's withdrawal or addition. Within thirty (30) days after this Lease is signed, Tenant shall deliver to Landlord a copy of Tenant's recorded statement of partnership or certificate of limited partnership.

   Section 13.11. Joint and Several Liability. All parties signing this Lease as Tenant shall be jointly and severally liable for all obligations of Tenant.

   Section 13.12. Force Majeure. If Landlord cannot perform any of its obligations due to events beyond Landlord's control, the time provided for performing such obligations shall be extended by a period of time equal to the duration of such events. Events beyond Landlord's control include, but are not limited to, acts of God, war, civil commotion, labor disputes, strikes, fire, flood or other casualty, shortages of labor or material, government regulation or restriction and weather conditions.

   Section 13.13. Execution of Lease. This Lease may be executed in counterparts and, when all counterpart documents are executed, the counterparts shall constitute a single binding instrument. Landlord's delivery of this Lease to Tenant shall not be deemed to be an offer to lease and shall not be binding upon either party until executed and delivered by both parties.

   Section 13.14. Survival. All representations and warranties of Landlord and Tenant shall survive the termination of this Lease.

ARTICLE FOURTEEN: BROKERS

   Section 14.01. Broker's Fee. When this Lease is signed by and delivered to both Landlord and Tenant, Landlord shall pay a real estate commission to Landlord's Broker named in Section 1.08 above, if any, as provided in the written agreement between Landlord and Landlord's Broker, or the sum stated in
Section 1.09 above for services rendered to Landlord by Landlord's Broker in this transaction. Landlord shall not be required to pay Landlord's Broker a commission if Tenant exercises any option to extend the Lease Term or to buy the Property, or any similar option or right which Landlord may grant to Tenant. Such commission shall be the amount set forth in Landlord's Broker's commission schedule in effect as of the execution of this Lease. If a Tenant's Broker is named in Section 1.08 above, Landlord's Broker shall pay an appropriate portion of its commission to Tenant's Broker if so provided in any agreement between Landlord's Broker and Tenant's Broker. Nothing contained in this Lease shall impose any obligation on Landlord to pay a commission or fee to any party other than Landlord's Broker.

   Section 14.02. Protection of Brokers. If Landlord sells the Property, or assigns Landlord's interest in this Lease, the buyer or assignee shall, by accepting such conveyance of the Property or assignment of the Lease, be conclusively deemed to have agreed to make all payments to Landlord's Broker thereafter required of Landlord under this Article Fourteen. Landlord's Broker shall have the right to bring a legal action to enforce or declare rights under this provision. The prevailing party in such action shall be entitled to reasonable attorneys' fees to be paid by the losing party. Such attorneys' fees shall be fixed by the court in such action. This Paragraph is included in this Lease for the benefit of Landlord's Broker.

   Section 14.03. Agency Disclosure; No Other Brokers.

Landlord and Tenant each warrant that they have dealt with no other real estate broker(s) in connection with this transaction except: CB Commercial Real Estate Group, Inc., who represents _________________ and _________________, who represents___________________.

ARTICLE FIFTEEN: COMPLIANCE

   The parties hereto agree to comply with all applicable federal, state and local laws, regulations, codes, ordinances and administrative orders having jurisdiction over the parties, property or the subject matter of this Agreement, including, but not limited to, the 1964 Civil Rights Act and all amendments thereto, the Foreign Investment in Real Property Tax Act, the Comprehensive Environmental Response Compensation and Liability Act, and The Americans With Disabilities Act.

(c) 1988 Southern California Chapter       11                  Initials   JPD
     of the Society of Industrial
     and Office Realtors, Inc.          (Single-Tenant Net Form)

   ADDITIONAL PROVISIONS MAY BE SET FORTH IN A RIDER OR RIDERS ATTACHED HERETO IN THE BLANK SPACE BELOW. IF NO ADDITIONAL PROVISIONS ARE INSERTED, PLEASE DRAW A LINE THROUGH THE SPACE BELOW.


                       A Rider containing eight (8) sections is attached hereto.


   Landlord and Tenant have signed this Lease at the place and on the dates specified adjacent to their signatures below and have initialled all Riders which are attached to or incorporated by reference in this Lease.



                                                     "LANDLORD"

Signed on Jan 4, 1996                   DiNapoli, DiNapoli and Mulcahy Trust,
at ____________________________.        a California general partnership.

                                        By: /s/ J. Philip DiNapoli
                                           -------------------------------------
                                           J. Philip DiNapoli, as Trustee of
                                        Its: the DiNapoli Revocable Trust UTA
                                           -------------------------------------
                                          dated July 6, 1982, a general partner

                                        By: ___________________________________

                                        Its: __________________________________


                                                     "TENANT"

Signed on Jan 4, 1996                   Journal Communications, Inc.,
at ____________________________.        a Wisconsin Corporation

                                        By: /s/ GREGORY
                                           ------------------------------------

                                        Its: Vice President
                                            -----------------------------------

                                        By: ___________________________________

                                        Its: __________________________________

   IN ANY REAL ESTATE TRANSACTION, IT IS RECOMMENDED THAT YOU CONSULT WITH A PROFESSIONAL, SUCH AS A CIVIL ENGINEER, INDUSTRIAL HYGIENIST OR OTHER PERSON WITH EXPERIENCE IN EVALUATING THE CONDITION OF THE PROPERTY, INCLUDING THE POSSIBLE PRESENCE OF ASBESTOS, HAZARDOUS MATERIALS AND UNDERGROUND STORAGE TANKS.

   THIS PRINTED FORM LEASE HAS BEEN DRAFTED BY LEGAL COUNSEL AT THE DIRECTION OF THE SOUTHERN CALIFORNIA CHAPTER OF THE SOCIETY OF INDUSTRIAL AND OFFICE REALTORS, INC. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE SOUTHERN CALIFORNIA CHAPTER OF THE SOCIETY OF INDUSTRIAL AND OFFICE REALTORS, INC., ITS LEGAL COUNSEL, THE REAL ESTATE BROKERS NAMED HEREIN, OR THEIR EMPLOYEES OR AGENTS, AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT OR TAX CONSEQUENCES OF THIS LEASE OR OF THIS TRANSACTION. LANDLORD AND TENANT SHOULD RETAIN LEGAL COUNSEL TO ADVISE THEM ON SUCH MATTERS AND SHOULD RELY UPON THE ADVICE OF SUCH LEGAL COUNSEL.


(c) 1988 Southern California Chapter      12                Initials    JPD
      of the Society of Industrial
      and Office Realtors, Inc.      (Single-Tenant Net Form)

                            RIDER TO LEASE AGREEMENT

1. BASE RENT: The monthly Base Rent shall be as follows:

   Months               Base Rent per Month
   ------               -------------------
   From date of occupancy to Commencement Date No Base Rent*
   1-12         $26,532.00
   13-30        $50,947.00
   31-60        $53,777.60
   61-90        $55,192.80
   91-109       $56,608.00

   * Although no Base Rent shall be paid during this time period, Tenant shall still be responsible for payment of all other obligations under the Lease including payment of real property taxes, insurance premiums, utilities and all other NNN expenses.

   This Base Rent schedule is based on Landlord providing a Tenant Improvement Allowance of a maximum of $414,600.00 (the "TI Allowance"). If Tenant elects, in writing, not to utilize any or all of the TI Allowance for the planning, construction and installation of the Tenant Improvements in the building on the Property, the amount of the monthly Base Rent for the Property shall be reduced at the rate of $.01 per square foot per month for each unused $1.00 of the TI Allowance. Promptly after substantial completion of construction of the Tenant Improvements, Landlord and Tenant shall execute a certificate in the form attached hereto as Exhibit B, indicating the amount of any such reduction in the monthly Base Rent Payable by Tenant hereunder.

2. CONSTRUCTION OF TENANT IMPROVEMENTS: Landlord will plan, construct and install certain alterations and improvements (the "TIs") to the building on the Property as Tenant may desire be made for Tenant's intended use of the Property. Notwithstanding anything to the contrary in the Lease, the construction and installation of the TIs will not affect nor extend the Commencement Date of the Lease it being the intention of Landlord and Tenant that Tenant commence paying monthly Base Rent on the Commencement Date regardless of whether or not the TIs are substantially completed by said date. The TIs shall be constructed in accordance with the plans and specifications prepared by Landlord's architect and as approved by both Landlord and Tenant. Such plans and specifications and the budget for the construction of the TIs shall be reasonably approved, in writing, by both Landlord and Tenant as soon as practicable after execution of the Lease, but prior to the commencement of construction of the TIs. The TIs shall be installed by Landlord's general contractor. Landlord shall provide a Tenant Improvement Allowance of a maximum of Four Hundred Fourteen Thousand Six Hundred Dollars ($414,600.00) (the "TI Allowance") for the planning, construction and installation of the TIs and all costs associated with such construction, including, but not limited to, architectural and engineering fees, general contractor fees and costs, costs to prepare plans and specifications, all permit and approval fees and costs, and all other direct and indirect costs of procuring, constructing and installing the TIs (collectively, the "TI Costs"). Landlord shall not charge nor be paid any construction management fee in connection with the planning, construction and installation of the TIs. If the TI Allowance is exhausted, any additional funds necessary to pay the balance of the TI Costs (including all change order costs and cost escalations) in order to cause the TIs to be substantially completed will be paid for by Tenant, in cash, within thirty
   (30) days after Landlord delivers to Tenant a written demand therefor. The TI Allowance shall be used solely for improvements to real property and not for the acquisition or installation of any of Tenant's equipment, trade fixtures, furniture, furnishings, telephone equipment, computer equipment or other personal property. If the Lease is terminated at any time prior to the scheduled expiration date for any reason due to the default of Tenant of its obligations under this Lease, in addition to any other remedies available to Landlord under the Lease, Tenant shall immediately pay to Landlord as additional rent under the Lease any and all costs incurred by Landlord in connection with the planning, construction and installation of the TIs and not reimbursed or otherwise paid by Tenant as part of the Base Rent or otherwise through the date of termination together with any costs related to the removal of any improvements constructed by Tenant subsequent to the Commencement Date and the restoration of any damage caused to the Property, ordinary wear and tear excepted.

3. ENTERPRISE ZONE: As of the date of this Lease the Property is located within a designated Enterprise Zone of the City of San Jose, and, as such, certain tax credits may be available to Tenant. Landlord has no knowledge of the specific tax credits that may be available, or of Tenant's eligibility to benefit from same. Tenant acknowledges that Landlord has made no representations with regard to the availability or applicability to Tenant of any benefits arising from such an Enterprise Zone.

4. ENVIRONMENTAL MATTERS/HAZARDOUS MATERIALS: Concurrently with executing this Lease, and within fifteen (15) days of a written request from Landlord,
   Tenant shall execute, and deliver to Landlord, the Hazardous Materials Disclosure Certificate in substantially the form attached hereto as Exhibit C, and any other reasonably necessary documents as requested by Landlord. Subject to the remaining provisions of this paragraph, Tenant shall be entitled to use and store only those Hazardous Materials (defined below), that are necessary for Tenant's business and to the extent disclosed in the Hazardous Materials Disclosure Certificate, provided that such usage and storage is in full compliance with any and all local, state and federal environmental, health and/or safety-related laws, statutes, orders, standards, courts' decisions, ordinances, rules and regulations (as interpreted by judicial and administrative decisions), decrees, directives, guidelines, permits or permit conditions, currently existing and as amended, enacted, issued or adopted in the future which are or become applicable to Tenant or the Property (collectively, the "Environmental Laws"). Landlord shall have the right at all times during the term of this Lease to (i)
   inspect the Property, (ii) conduct tests and investigations to determine whether Tenant is in compliance with the provisions of this paragraph, and
   (iii) request lists of all Hazardous Materials used, stored or located on, under or about the Property; the cost of all such inspections, tests and investigations shall be borne by Tenant if Hazardous Materials are indicated by any such inspection, test or investigation to be present in, on or about the Property arising from or related to the intentional or negligent acts or omissions of Tenant or any of Tenant's Representatives (defined below). Tenant shall give to Landlord immediate oral and follow-up written notice of any spills, releases or discharges of Hazardous Materials on, under or about the Property. Tenant covenants to promptly investigate, clean up and otherwise remediate (including without limitation, monitoring and closures) any spill, release or discharge of Hazardous Materials caused by the intentional or negligent acts or omissions of Tenant or its agents, employees, representatives, invitees, licensees, subtenants, customers or contractors (collectively, "Tenant's Representatives") at Tenant's sole cost and expense; such investigation, clean up and remediation to be performed after Tenant has obtained Landlord's written consent, which shall not be unreasonably withheld; provided, however, that Tenant shall be entitled to respond immediately to an emergency without first obtaining Landlord's written consent. If Tenant fails to so promptly investigate, clean up or otherwise remediate (including without limitation, any monitoring and closures), Landlord may, but without obligation to do so, take any and all steps necessary to rectify the same and Tenant shall promptly reimburse Landlord, upon demand, for all costs and expenses to Landlord of performing investigation and remediation work. Tenant shall indemnify, defend (with counsel acceptable to Landlord) and hold Landlord and Landlord's lenders, partners, property management company (if other than Landlord), directors, officers, employees, representatives, contractors and shareholders and each of their respective successors and assigns harmless from and against any and all claims, judgments, damages, penalties, fines, liabilities; losses, suits, administrative proceedings and costs (including, but not limited to, attorneys' and consultant fees and court costs) arising at any time during or after the term of this Lease in connection with or related to the use, presence, transportation, storage, disposal, spill, release or discharge of Hazardous Materials on, in or about the Property as a result (directly or indirectly) of the intentional or negligent acts or omissions of Tenant or any of Tenant's Representatives. The burden of proof shall rest with Tenant with regard to the determination of the cause or source of any Hazardous Materials found to exist in, on or about the Property. Tenant shall not be entitled to install any tanks under, on or about the Property for the storage of Hazardous Materials without the express written consent of Landlord, which may be given or withheld in Landlord's sole discretion. Neither the written consent of Landlord to the presence of Hazardous Materials on, under or about the Property nor the strict compliance by Tenant with all Environmental Laws shall excuse Tenant from its obligation of indemnification pursuant hereto. As used in this Lease, the term Hazardous Materials shall mean and include
   (a) any hazardous or toxic wastes, materials or substances, and other pollutants or contaminants, which are or become regulated by any Environmental Laws; (b) petroleum, petroleum by products, gasoline, diesel fuel, crude oil or any fraction thereof; (c) asbestos and asbestos containing materials, in any form, whether friable or non-friable; (d) polychlorinated biphenyls; (e) radioactive materials; (f) lead and lead-containing materials
   (g) any other material, waste or substance displaying toxic, reactive, ignitable or corrosive characteristics, as all such terms are used in their broadest sense, and are defined or become defined by any Environmental Laws; or (h) any materials which cause or threatens to cause a nuisance upon or waste to any portion of the

   Property or any surrounding property; or poses or threatens to pose a hazard to the health and safety of persons on the Property or any surrounding property. The provisions of this Paragraph 4 of the Rider to Lease shall survive the expiration or earlier termination of this Lease. If Tenant fails to fully and timely observe, perform or comply with any of the conditions, covenants or provisions of this Paragraph 4 of the Rider, and such failure is not cured within ten (10) days of the date on which Landlord delivers written notice of such failure to Tenant then Tenant shall be considered to be in material default of this Lease. However, Tenant shall not be in material default of its obligations hereunder if such failure cannot reasonably be cured within such ten (10) day period and Tenant promptly commences, and thereafter diligently proceeds with same to completion, all actions necessary to cure such failure as soon as is reasonably possible, but in no event shall the completion of such cure be later than sixty (60) days after the date on which Landlord delivers to Tenant written notice of such failure, unless Landlord, acting reasonably and in good faith, otherwise expressly agrees in writing to a longer period of time based upon the circumstances relating to such failure as well as the nature of the failure and the nature of the actions necessary to cure such failure. Tenant covenants and agrees that the provisions of Section 10.02(c) of the Lease shall not be applicable (nor available) to any failure of Tenant under this Paragraph 4 of the Rider. If it is determined by Landlord pursuant to the results of any tests or investigations that have been performed or pursuant to a notice from any regulatory authority, that Tenant, its use of the Property, or the condition of the Property is not in compliance with all Environmental Laws at the expiration or earlier termination of this Lease due to the intentional or negligent acts or omissions of Tenant or Tenant's Representatives, then at Landlord's sole option, Landlord may require Tenant to hold over possession of the Property until Tenant can surrender the Property to Landlord in compliance with all Environmental Laws. Any such holdover by Tenant will be with Landlord's consent, will not be terminable by Tenant in any event or circumstance and will otherwise be subject to the provisions of Section 2.04 of this Lease except that Tenant may terminate such holdover if (i) Tenant has remediated the contamination by Hazardous Materials in accordance with a plan approved by the appropriate regulatory authority, (ii) such regulatory authority has approved the results of the remediation as being in compliance with its requirements, and (iii) the only additional requirement of such regulatory authority is periodic monitoring in anticipation of closure.

5. EXISTING LEASE: The existing lease of the Property dated November 3, 1995, between D & D Ranch, a California general partnership, and Imperial Printing Company, a Michigan corporation, dba, IPC Software Services, shall terminate as of the date of the execution of this Lease by both Landlord and Tenant and be of no further force or effect thereafter except for any provisions which are (a) intended to survive its termination, and (b) not superseded or replaced by the terms and provisions of this Lease.

6. SIMULTANEOUS EXECUTION OF LEASES: Notwithstanding any other provision contained in this Lease to the contrary, this Lease shall not have any force or effect and shall not be binding on the parties unless and until the lease of even date herewith between Tenant and D & D Ranch, a California general partnership, regarding the premises at 2011 Senter Road, San Jose, California (the "Second Lease") is executed and delivered by Tenant concurrently with this Lease.

7. OPTIONS TO EXTEND: If Tenant is not in default in the performance of any of its obligations under this Lease at the time of Tenant's exercise of the then applicable option to extend the then applicable term of this Lease, Tenant shall have the right at its option to extend the term of the Lease for two
   (2) successive five (5) year periods (individually the "First Extended Term" and the "Second Extended Term," respectively, and collectively, the "Extended Terms"). The Lease of the Property during the Extended Terms shall be upon the same terms, covenants and conditions as are set forth in this Lease, other than the monthly Base Rent and the term of the Lease. If Landlord does not receive from Tenant written notice of Tenant's exercise of this option on a date which is not less than eighteen months (18) months prior to the end of the initial term of the Lease or the end of the First Extended Term of this Lease, as the case may be (the "Option Notice"), all rights under this option shall automatically lapse and terminate and shall be of no further force and effect. Time is of the essence herein. Additionally, if Tenant fails to timely or duly exercise this option for the First Extended Term, all rights of Tenant under this option to extend into the First Extended Term and the Second Extended Term shall automatically lapse, terminate and shall be of no further force and effect, and Tenant shall have no further rights to extend the term of this Lease. Notwithstanding any other provision contained in this
   Section 7 to the contrary, Tenant may only exercise the options to extend the term of this Lease for each of the Extended Terms if, concurrently with Tenant's exercise of such option hereunder, Tenant simultaneously exercises the same option granted to Tenant to extend the corresponding term under the Second Lease. If Tenant does not so simultaneously extend the term of both leases, Tenant shall have no right to extend the term of this Lease and thereafter the options granted to Tenant herein shall lapse and be of no force or effect.

   The monthly Base Rent for each of the First Extended Term and the Second Extended Term shall be the then fair market rent for the Property (the "Fair Rental Value") agreed upon solely by and between Landlord and Tenant and their agents appointed for this purpose.

   The "Fair Rental Value" of the Property shall be defined to mean the fair market rental value of the Property as of the commencement of the First Extended Term or the Second Extended Term, as applicable, taking into consideration all relevant factors, including length of term, the uses permitted under the Lease, the quality, size, design and location of the Property, including the condition and value of existing tenant improvements, and the monthly base rent paid by tenants for premises comparable to the Property, and located in San Jose, California.

   Landlord and Tenant each, at its cost and by giving notice to the other party, shall appoint a competent and disinterested commercial real estate broker (hereinafter "broker") with at least five (5) years' full-time commercial real estate brokerage experience in the geographical area of the Property to set the Fair Rental Value for the First Extended Term or the Second Extended Term, as the case may be. If either Landlord or Tenant does not appoint a broker within ten (10) days after the other party has given notice of the name of its broker, the single broker appointed shall be the sole broker and shall set the Fair Rental Value for the First Extended Term or the Second Extended Term, as the case may be. If two (2) brokers are appointed by Landlord and Tenant as stated in this paragraph, they shall meet promptly and attempt to set the Fair Rental Value. If the two (2) brokers are unable to agree within ten (10) days after the second broker has been appointed, they shall attempt to select a third broker, meeting the qualifications stated in this paragraph within ten (10) days after the last day the two (2) brokers are given to set the Fair Rental Value. If they are unable to agree on the third broker, either Landlord or Tenant by giving ten
   (10) days' notice to the other party, can apply to the Presiding Judge of the Superior Court of the county in which the Property is located for the selection of a third broker who meets the qualifications stated in this paragraph. Landlord and Tenant each shall bear one-half (1/2) of the cost of appointing the third broker and of paying the third broker's fee. The third broker, however selected, shall be a person who has not previously acted in any capacity for either Landlord or Tenant. Within fifteen (15) days after the selection of the third broker, the third broker shall select one of the two Fair Rental Values submitted by the first two brokers as the Fair Rental Value for the First Extended Term or the Second Extended Term, as the case may be. If either of the first two brokers fails to submit their opinion of the Fair Rental Value, then the single Fair Rental Value submitted shall automatically be the monthly Base Rent for the First Extended Term or the Second Extended Term, as applicable.

8. Any default of Tenant under the Second Lease shall also be a default under this Lease.

                                  EXHIBIT "A"

                            2020 SOUTH TENTH STREET
                              SAN JOSE, CALIFORNIA

All that certain real property situated in the City of San Jose, County of Santa Clara, State of California, and described as follows:

All of Parcel 2, as shown on the Parcel Map recorded January 7, 1971 in Book 277 of Maps. Page 16, Santa Clara County records and being a portion of the Chaboya partition.

                                  EXHIBIT "B"
                    TO LEASE AGREEMENT DATED _______________
       BY AND BETWEEN DINAPOLI, DINAPOLI AND MULCAHY TRUST, A CALIFORNIA
                        GENERAL PARTNERSHIP ("LANDLORD")
                                      AND
    JOURNAL COMMUNICATIONS, INC., A _________________ CORPORATION ("TENANT")

                       FIRST AMENDMENT TO LEASE AGREEMENT

This First Amendment to Lease Agreement (the "First Amendment") is made into as of 19__, by and between DiNapoli, DiNapoli and Mulcahy Trust, a California general partnership ("Landlord"), and Journal Communications, Inc., a California corporation ("Tenant"), with reference to that certain Lease Agreement (the "Lease"), dated _________________ by and between Landlord and Tenant for the leasing of certain premises (the "Premises") located at 2020 South Tenth Street, San Jose, California, as more particularly described in the Lease.

   NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and in the Lease and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby agree as follows:

1. The construction of the Tenant Improvements have been completed and accepted by Tenant and all costs, expenses, liabilities and obligations associated with the Tenant Improvements have been paid or discharged.

2. Landlords TI Allowance of Four Hundred Fourteen Thousand Six Hundred Dollars ($414,600.00) was not fully expended and, therefore, in accordance with Section 1 of the Rider to the Lease, the amount of __________ ($_____) per month shall be subtracted from the monthly Base Rent scheduled in Section 1 of the Rider to the Lease. The amount of the decrease was computed at the rate of One Cent ($0.01) per Dollar ($1.00) of the unused Tenant Allowance.

3. All capitalized terms used in this First Amendment shall have the same meanings and definitions as set forth in the Lease.

4. Landlord and Tenant hereby further agree that the Lease is in full force and effect, and that the terms and provisions of the Lease shall remain unchanged except as modified in this First Amendment.

5. In the event of any conflict or inconsistency between the terms and provisions of this First Amendment and the Lease, the terms and provisions of this First Amendment shall prevail.

IN WITNESS WHEREOF, Landlord and Tenant have executed this First Amendment as of the date and year first written above in this First Amendment.

LANDLORD:
DINAPOLI, DINAPOLI AND MULCAHY TRUST, a California general partnership

By:
       THE DINAPOLI REVOCABLE TRUST DATED JULY 6, 1982

           By:___________________________________
                 J. Philip DiNapoli, Trustee

TENANT:
JOURNAL COMMUNICATIONS INC. A _________________ Corporation

By: ______________________________

Its: _____________________________

                                               Initial Certificate _____________
                                                     Annual Update _____________
                                                              Date _____________




                   HAZARDOUS MATERIALS DISCLOSURE CERTIFICATE

Your cooperation in this matter is appreciated. Initially, the information provided by you in this Hazardous Materials Disclosure Certificate is necessary for the Landlord (identified below) to evaluate and finalize a lease agreement with you as Tenant. After a lease agreement is signed by you and the Landlord ("Lease Agreement"), on an annual basis in accordance with the provisions of
Section 4 of the Rider to the signed Lease Agreement, you are to provide an update to the information initially provided by you in this certificate. The information contained in the Initial Hazardous Materials Disclosure Certificate and each annual certificate provided by you thereafter will be maintained in confidentiality by Landlord subject to release and disclosure as required by (i) any lenders and owners and their respective environmental consultants, (ii) any prospective purchase(s) of all or any portion of the property on which the Premises are located, (iii) Landlord to defend itself or its lenders, partners or representatives against any claim or demand, and (iv) any laws, rules, regulations, orders or subpoenas. Any and all capitalized terms used herein, which are not otherwise defined herein, shall have the same meaning ascribed to such term in the signed Lease Agreement. Any questions regarding this certificate should be directed to, and when completed, the certificate should be delivered to:

For purposes of this Hazardous Material Disclosures Certificate, the term "Hazardous Materials" as used herein shall not include any materials or substances customarily used in the conduct of general office activities, so long as the quantity of such materials is not prohibited by Environmental Laws.

Landlord:                 DiNapoli, DiNapoli and Mulcahy Trust,
                          a California general partnership
                          99 Almaden Blvd., Suite 565
                          San Jose, California 95113
                          Attention: J. Phillip DiNapoli
                          (408) 998-2460

Tenant:                   Journal Communications, Inc.
                          a _________________ corporation
                          333 West-State Street
                          Milwaukee, Wisconsin 53201-0661
                          __________________

Contact Person for Hazardous Waste Materials Management and Manifests and Telephone Number(s): Daryl Byrssom 510-770-8000 x-253

___________________________________________________________________________

Address of
Premises:    2020 South Tenth Street
             San Jose, California

Length of Initial Term Nine (9) years and One (1) month


1. GENERAL INFORMATION:

   Describe the initial proposed operations to take place in, on, or about the Premises, including, without limitation, principal products processed, manufactured or assembled services and activities to be provided or otherwise conducted. Existing lessees should describe any proposed changes to on-going operations.

   Warehousing and assembly of literature and media kits.
   Duplication of software onto media.
   -----------------------------------------------------------------------------
   -----------------------------------------------------------------------------

2. USE, STORAGE AND DISPOSAL OF HAZARDOUS MATERIALS

   2.1 Will any Hazardous Materials be used, stored or disposed of in, on or about the Premises? Existing lessees should describe any Hazardous Materials which continue to be used, generated, stored or disposed of in, on or about the Premises.

                Wastes                    Yes             No x
                Chemical Products         Yes             No x
                Other                     Yes             No x

   2.2 If Yes is marked in Section 2.1, attach a list of any Hazardous Materials to be used, generated, stored or disposed of in, on or about the Premises, including the applicable hazard class and an estimate of the quantities of such Hazardous Materials at any given time; estimate annual throughput; the proposed location(s) and method of storage (excluding nominal amounts of ordinary household cleaners and janitorial supplies which are not regulated by any Environmental Laws); and the proposed location(s) and method of disposal for each Hazardous Material, including, the estimated frequency, and the proposed contractors or subcontractors. Existing lessees should attach a list setting forth the information requested above and such list should include actual data from on-going operations and the identification of any variations in such information from the prior year's certificate.

3. STORAGE TANKS AND SUMPS

   3.1 Is any above or below ground storage of gasoline, diesel, petroleum, or other Hazardous Materials in tanks or sumps proposed in, on or about the Premises? Existing lessees should describe any such actual or proposed activities.

                Yes  x       No
                   ----        ----

         If Yes, please explain:

         Replacement propane tanks for forklifts.
         General cleaning and janitorial supplies.
         -----------------------------------------------------------------------
         -----------------------------------------------------------------------

4. WASTE MANAGEMENT

   4.1 Has your company been issued an EPA Hazardous Waste Generator I.D. Number? Existing lessees should describe any additional identification numbers issued since the previous certificates.

        Yes       No x
           ----     ----

   4.2 Has your company filed a biennial or quarterly reports as a hazardous waste generator? Existing lessees should describe any new reports filed.

        Yes       No x
           ----     ----

        If Yes, attach a copy of the most recent report filed.

5. WASTEWATER TREATMENT AND DISCHARGE

   5.1   Will your company discharge wastewater or other waste to:

               No    storm drain?      Yes   sewer?
              ----                   -----
               No    surface water?           no wastewater or other
              ----                   ------   wastes discharged.

         Existing Lessees should indicate any actual discharges. If so, describe the nature of any proposed or actual discharge(s).

         Human waste.
   -----------------------------------------------------------------------------
   -----------------------------------------------------------------------------
   -----------------------------------------------------------------------------

   5.2   Will such wastewater or waste be treated before discharge?

            Yes          No  x
               ----        ----

         If yes, describe the type of treatment proposed to be conducted. Existing lessees should describe the actual treatment conducted.
   -----------------------------------------------------------------------------
   -----------------------------------------------------------------------------
   -----------------------------------------------------------------------------
   -----------------------------------------------------------------------------

6. AIR DISCHARGES

   6.1 Do you plan for any air filtration systems or stacks to be used in your company's operations in, on or about the Premises that will discharge into the air; and will such air emissions be monitored? Existing lessees should indicate whether or not there are any such air filtration systems or stacks in use in, on or about the Premises which discharge into the air and whether such air emissions are being monitored.

        Yes          No  x
           -----       -----

        If Yes, Please describe:
   -----------------------------------------------------------------------------
   -----------------------------------------------------------------------------
   -----------------------------------------------------------------------------
   -----------------------------------------------------------------------------

   6.2 Do you propose to operate any of the following types of equipment, or any other equipment requiring an air emissions permit? Existing lessees should specify any such equipment being operated in, on or about the Premises.

             No   Spray booth(s)                 No   Incinerator(s)
         --------                            --------
             No   Dip tank(s)                         Other (please describe)
         --------                            --------
             No   Drying oven(s)                 x    No Equipment
         --------                            -------- Requiring
                                                      Air Permits

         If Yes, please describe:
   -----------------------------------------------------------------------------
   -----------------------------------------------------------------------------
   -----------------------------------------------------------------------------
   -----------------------------------------------------------------------------

7. HAZARDOUS MATERIALS DISCLOSURES

   7.1 Has your company prepared or will it be required to prepare a Hazardous Materials management plan ("Management Plan") pursuant to Fire Department or other governmental or regulatory agencies' requirements? Existing lessees should indicate whether or not a Management Plan is required and has been prepared.

         Yes                  No  x
           -----               -----

         If yes, attach a copy of the Management Plan. Existing lessees should attach a copy of any required updates to the Management Plan.

   7.2 Are any of the Hazardous Materials, and in particular chemicals, proposed to be used in your operations in, on or about the Premises regulated under Proposition 65? Existing lessees should indicate whether or not there are any new Hazardous Materials being so used which are regulated under Proposition 65.

         Yes                  No  x
           -----               -----

         If Yes, please explain:
   -----------------------------------------------------------------------------
   -----------------------------------------------------------------------------
   -----------------------------------------------------------------------------
   -----------------------------------------------------------------------------

8. ENFORCEMENT ACTIONS AND COMPLAINTS

   8.1 With respect to Hazardous Materials or Environmental Laws, has your company ever been subject to any agency enforcement actions, administrative orders, or consent decrees or has your company received requests for information, notice or demand letters, or any other inquiries regarding its operations? Existing lessees should indicate whether or not any such actions, orders or decrees have been, or are in process or being, undertaken or if any such requests have been received.

         Yes  _____    No  X

         If Yes, describe the actions, orders or decrees and any continuing compliance obligations imposed as a result of these actions, orders, or decrees and also describe any requests, notices or demands, and attach a copy of all such documents. Existing lessees should describe and attach a copy of any new actions, orders, decrees, requests, notices or demands not already delivered to Landlord pursuant to the provisions of
         Section 4 of the Rider to the signed Lease Agreement.
   -----------------------------------------------------------------------------
   -----------------------------------------------------------------------------
   -----------------------------------------------------------------------------
   -----------------------------------------------------------------------------

   8.2 Have there ever been, or are there now pending, any lawsuits against your company regarding any environmental or health and safety concerns:

         Yes  _____    No  X

         If Yes, describe any such lawsuits and attach copies of the complaint(s), cross-complaint(s), pleadings and all other documents related thereto as requested by Landlord. Existing lessees should describe and attach a copy of any new complaint(s), cross-complaint(s), pleadings and all other documents not already delivered to Landlord pursuant to the provisions of Paragraph 29 of the signed Lease Agreement.
   -----------------------------------------------------------------------------
   -----------------------------------------------------------------------------
   -----------------------------------------------------------------------------
   -----------------------------------------------------------------------------

   8.3 Have there been any problems or complaints form adjacent tenants, owners or other neighbors at your company's current facility with regard to environmental or health and safety concerns? Existing lessees should indicate whether or not there have been any such problems or complaints from adjacent tenants, owners or other neighbors at, about or near the Premises.

         Yes  _____    No  X

         If Yes, please describe. Existing lessees should describe any such problems or complaints not already disclosed to Landlord under the provisions of the signed Lease Agreement.
   -----------------------------------------------------------------------------
   -----------------------------------------------------------------------------
   -----------------------------------------------------------------------------
   -----------------------------------------------------------------------------

9. PERMITS AND LICENSES

   9.1 Attach copies of all Hazardous Materials permits and licenses issued to your company with respect to its proposed operations in, on or about the Premises, including, without limitation, any wastewater, discharge permits, air emissions permits, and use permits or approvals. Existing lessees should attach copies of any new permits and licenses as well as any renewals of permits or licenses previously issued.

The undersigned hereby acknowledges and agrees that this Hazardous Materials Disclosure Certificate is being delivered in connection with, and as required by, Landlord in connection with the evaluation and finalization of a Lease Agreement and will be attached thereto as an exhibit. The undersigned further acknowledges and agrees that this Hazardous Materials Disclosure Certificate is being delivered in accordance with, and as required by, the provisions of
Section 4 of the Rider to the Lease Agreement. The undersigned further acknowledges and agrees that the Landlord and its partners, lenders and representatives may, and will, rely upon the statements, representations, warranties, and certifications made herein and the truthfulness thereof in entering into the Lease Agreement and the continuance thereof throughout the term, and any renewals thereof, of the Lease Agreement. I (print name) Andrew Jenkins, acting with full authority to bind the Tenant and on behalf of the Tenant, certify, represent and warrant that the information contained in this certificate is true and correct.


Tenant:


By:  /s/ Andrew Jenkins
     ------------------------

Title: Mgr. of Operations
      -----------------------

Date:   11/2/95
     ------------------------


---------------------------------------        --------------------------------
Tenant                                         Date



AGREED AND ACCEPTED


---------------------------------------        --------------------------------
Landlord                                       Date

                            NOTICE AND AGREEMENT RE:
                 DISCLOSURE oF SPECIAL STUDIES AND FLOOD ZONES;
                  HAZARDOUS SUBSTANCES; BROKER REPRESENTATION;
                   BROKER INVESTIGATION; COMPLIANCE WITH LAWS

      Date:         December 22, 1995
      Landlord:     DiNapoli, DiNapoli  and  Mulcahy Trust, a California general partnership

      Tenant: Journal Communication, Inc., a Wisconsin Corporation and Imperial Printing Co., a Michigan Corporation, a wholly owned subsidiary of Journal Communication, Inc., as joint and several co-tenants.

      Property:     2020 South Tenth Street, San Jose, California.


      Brokers:      CB Commercial Real Estate Group, Inc., representing Tenant.

Alquist-Priolo Notification: Alquist-Priolo Special Earthquake Studies Zone Act The Property described above is or may be situated in a Special Studies Zone as designated under the Alquist-Priolo Special Studies Zone Act, Sections 2621-2630, Inclusive, of the California Public Resources Code; and, as such, the construction or development on the Property of any structure for human occupancy may be subject to the findings of a geologic report prepared by a geologist registered in the State of California, unless such report is waived by the city or county under the terms of that Act. No representations on the subject are made by Seller/Lessor or by CB COMMERCIAL REAL ESTATE GROUP, INC., or its agents or employees, and the Purchase/Tenant should make: his/her/its own inquiry or investigation.



Special Studies Zone             ____Yes _____No    Source______________________

Notification re: National Flood Insurance Program
The Property is or may be located in a Special Flood Hazard Area on United States Department of Housing and Urban Development (HUD) "Special Flood Zone Area Maps." Federal law requires that as a condition of obtaining federally related financing on most properties located in "flood zones," banks, savings and loan associations, and some insurance lenders require flood insurance to be carried where the property, real or personal, is security for a loan. This requirement is mandated by the National Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973. The purpose of the program is to provide flood insurance to property owners at a reasonable cost. Cities or counties participating in the National Flood Insurance Program may have adopted building or zoning restrictions, or other measures, as part of their participation in the program. You should contact the city or county in which the property is located to determine any such restrictions. The extent of coverage available in your area and the cost of this coverage may vary, and for further information, you should consult your lender or insurance carrier.


Flood Zone Designation:          ____Yes _____No    Source______________________

Hazardous Wastes or Substances Underground Storage Tanks
Comprehensive federal and state laws and regulations have been enacted in the past several years in an effort to control the use, storage, handling, clean-up, removal and disposal of hazardous wastes or substances. Some of these laws and regulations (such as, for example, the Comprehensive Environmental Response Compensation and Liability Act [CERCLA]) provide for broad liability on the part of owners, Tenants, or other users of property for clean-up costs and damages, regardless of fault. Other laws and regulations set standards for the handling of asbestos, and establish requirements for the use, modification, abandonment, and closure of underground storage tanks.

It is not practical or possible to list all such laws and regulations in this Notice. Therefore, Sellers/Lessors and Buyers/Lessees are urged to consult legal counsel to determine their respective rights and liabilities with respect to the issues described in this Notice, as well as all other aspects of the proposed transaction. If hazardous wastes or substances have been, or are going to be used, stored, handled or disposed of on the Property, or if the Property has or may have underground storage tanks, it is essential that legal and technical advice be obtained to determine, among other things, the nature of permits and approvals which have been obtained or may be required; the estimated costs and expenses associated with the use, storage, handling, clean-up, disposal or removal of hazardous wastes or substances; and the nature and extent of contractual provisions necessary or desirable in this transaction. Broker recommends expert assistance and site investigation to determine past uses of the property, which may provide valuable information as to the likelihood of hazardous wastes or substances, or underground storage tanks, being on the Property.

Seller/Lessor agrees to disclose to Broker and to Purchaser/Lessee any and all information which he/she/it has regarding present and future zoning and environmental matters affecting the Property and regarding condition of the Property, including, but not limited to structural, mechanical and soils conditions, the presence and location of asbestos, PCB transformers, other toxic, hazardous or contaminated substances, and underground storage tanks, in, on, or about the Property.

Broker has conducted no investigation regarding the subject matter hereof, except as may be contained in separate written document signed by Broker. Broker makes no representations concerning the existence or nonexistence of hazardous wastes or substances, or underground storage tanks in, on, or about the Property. Purchaser/Lessee should contact a professional, such as a civil engineer, industrial hygienist or other persons with experience in these matters, to advise on these matters.

The term "hazardous wastes of substances" is used herein in its very broadest sense and includes, but is not limited to, petroleum based products, paints and solvents, lead, cyanide, DDT, printing inks, acids, pesticides, ammonium compounds, asbestos, PCBs and other chemical products. Hazardous wastes or substances and underground storage tanks may be present on all types of real property. This Notice is intended to apply to any transaction involving any type of real property, whether improved or unimproved.

Broker Representation
__ check if applicable. Seller/Lessor and Purchaser/Tenant hereby acknowledge that Broker represents both parties hereto; and both parties consent thereto.

Broker Disclosure
The parties hereby expressly acknowledge that Broker has made no independent determination or investigation regarding the following: present or future use or zoning of the Property; environmental matters affecting the Property; the condition of the Property, including, but not limited to structural, mechanical and soils conditions, as well as issues surrounding hazardous wastes or substances as set out above; violations of the Occupational Safety and Health Act or any other federal, state, county or municipal laws, ordinances, or statutes; measurements of land and/or buildings. Purchaser/Lessee agrees to make its own investigation and determination regarding such items.

Compliance with Laws
The parties hereto agree to comply with all applicable federal, state and local laws, regulations, codes, ordinances and administrative orders having jurisdiction over the parties, property or the subject matter of this Agreement, including, but not limited to, the 1964 Civil Rights Act and all amendments thereto, the Foreign Investment in Realty Property Tax Act, the Comprehensive Environmental Response Compensation and Liability Act, and The Americans With Disabilities Act.

Receipt of a copy of this Notice and Agreement is hereby acknowledged.

Dated ____________________,199__        ______________________________
                                        Seller

Dated ____________________,199__        ______________________________
                                        Purchaser

--------------------------------------------------------------------------------
     CONSULT YOUR ADVISORS.  NO REPRESENTATION OR RECOMMENDATION IS MADE BY
     CB COMMERCIAL REAL ESTATE GROUP, INC. OR ITS AGENTS OR EMPLOYEES AS TO
     THE LEGAL EFFECT, INTERPRETATION, OR ECONOMIC CONSEQUENCES OF THE NATIONAL FLOOD INSURANCE PROGRAM AND RELATED LEGISLATION, NOR OF OTHER LEGISLATION REFERRED TO HEREIN. THESE ARE QUESTIONS THAT YOU SHOULD ADDRESS WITH YOUR CONSULTANTS AND ADVISORS.
--------------------------------------------------------------------------------

                                                                       EXHIBIT B

                               [GRAPHIC]

                           2011 SENTER ROAD
                    SOUTH TENTH STREET/SENTER ROAD

          CONNECTOR BUILDING: Approximately 3,320 Square Feet

                    PREMISES:               This
                shaded area totals +/- 141,520 square
                  feet. This includes the +/- 3,320
                   square foot Connector building.



                            2020 S. TENTH
                    approximately 138,200 Sq. Ft.
                              8.122 Ac.

                            1900 S. TENTH
                    approximately 106,274 Sq. Ft.
                               7.85 Ac.

                           2011 Senter Road
                    approximately 226,329 Sq. Ft.
                               9.84 Ac.


                                       DROPPED CEILING

                                                                     EXHIBIT B-1
                          SOUTH TENTH STREET

                               [GRAPHIC]

                           2011 SENTER ROAD

     Sublessee's Exclusive Use:
     This boxed-in area is for the
     exclusive use of the Sublessee.

     Sublessor's Exclusive Use:

     This shaded area is for the
     exclusive use of the Sublessor.


                            2020 S. TENTH
                    approximately 138,200 Sq. Ft.
                              8.122 Ac.

                            1900 S. TENTH
                    approximately 106,274 Sq. Ft.
                               7.85 Ac.

                           2011 Senter Road
                    approximately 226,329 Sq. Ft.
                               9.84 Ac.

                              SENTER ROAD

                                                                 DROPPED CEILING

                                                                       EXHIBIT C

                                                  Initial Certificate __________
                                                        Annual Update __________
                                                                 Date __________


                   HAZARDOUS MATERIALS DISCLOSURE CERTIFICATE

Your cooperation in this matter is appreciated. Initially, the information provided by you in this Hazardous Materials Disclosure Certificate is necessary for the Landlord (identified below) to evaluate and finalize a lease agreement with you as Tenant. After a lease agreement is signed by you and the Landlord ("Lease Agreement"), on an annual basis in accordance with the provisions of
Section 4 of the Rider to the signed Lease Agreement, you are to provide an update to the information initially provided by you in this certificate. The information contained in the Initial Hazardous Materials Disclosure Certificate and each annual certificate provided by you thereafter will be maintained in confidentiality by Landlord subject to release and disclosure as required by (i) any lenders and owners and their respective environmental consultants, (ii) any prospective purchaser(s) of all or any portion of the property on which the Premises are located, (iii) Landlord to defend itself or its lenders, partners or representatives against any claim or demand, and (iv) any laws, rules, regulations, orders or subpoenas. Any and all capitalized terms used herein, which are not otherwise defined herein, shall have the same meaning ascribed to such term in the signed Lease Agreement. Any questions regarding this certificate should be directed to, and when completed, the certificate should be delivered to:

For purposes of this Hazardous Material Disclosure Certificate, the term "Hazardous Materials" as used herein shall not include any materials or substances customarily used in the conduct of general office activities, so long as the quantity of such materials is not prohibited by Environmental Laws.

Landlord:


Tenant:


                                ---------------

Contact Person for Hazardous Waste Materials Management and Manifests and Telephone Number (s): __________________________________________________________
________________________________________________________________________________

Address of
Premises:

Length of Initial Term ______________________


1.  GENERAL INFORMATION:
    Describe the initial proposed operations to take place in, on, or about the premises, including, without limitation, principal products processed, manufactured or assembled services and activities to be provided or otherwise conducted. Existing lessees should describe any proposed changes on-going operations.
    ____________________________________________________________________________
    ____________________________________________________________________________
    ____________________________________________________________________________
    ____________________________________________________________________________


2.  USE, STORAGE AND DISPOSAL OF HAZARDOUS MATERIALS

    2.1 Will any Hazardous Materials be used, stored or disposed of in, on or about the Premises? Existing lessees should describe any Hazardous Materials which continue to be used, generated, stored or disposed of in, on or about the Premises.

          Wastes                                   Yes _____      No _____
          Chemical Products                        Yes _____      No _____
          Other                                    Yes _____      No _____

    2.2 If Yes is marked in Section 2.1, attach a list of any Hazardous Materials to be used, generated, stored or disposed of in, on or about the Premises, including the applicable hazard class and an estimate of the quantities of such Hazardous Materials at any given time; estimated annual throughput; the proposed location(s) and method of storage (excluding nominal amounts of ordinary household cleaners and janitorial supplies which are not regulated by any Environmental
          Laws); and the proposed location(s) and method of disposal for each Hazardous Material, including, the estimated frequency, and the proposed contractors or subcontractors. Existing lessees should attach a list selling forth the information requested above and such list should include actual data from on-going operations and the identification of any variations in such information from the prior year's certificate.

3.   STORAGE TANKS AND SUMPS

    3.1 Is any above or below ground storage or gasoline, diesel, petroleum, or other Hazardous Materials in tanks or sumps proposed in, on or about the Premises7 Existing lessees should describe any such actual or proposed activities.

          Yes _____              No _____


          If Yes, please explain:
          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________


4.   WASTE MANAGEMENT


    4.1 Has your company been issued on EPA Hazardous Waste Generator I.D. Number? Existing lessees should describe any additional identification numbers issued since the previous certificate.

          Yes _____              No _____

    4.2 Has your company filed a biennial or quarterly reports as a hazardous generator? Existing lessees should describe any new reports filed.

          Yes _____              No _____

          If Yes, attach a copy of the most recent report filed.

5.  WASTEWATER TREATMENT AND DISCHARGE


    5.1   Will your company discharge wastewater or other waste to:


          __________ storm drain?   __________ sewer?
          __________ surface water? __________ no wastewater or other wastes discharged.

          Existing lessees should indicate any actual discharges. If so, describe the nature of any proposed or actual discharge(s).
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

    5.2   Will any such wastewater or waste be treated before discharge?

          Yes _____              No _____

          If Yes, describe the type or treatment proposed to be conducted. Existing lessees should describe the actual treatment conducted.

6.  AlR DISCHARGES

    6.1 Do you plan for any air filtration systems of stacks to be used in your company's operations in, on or about the Premises that will discharge into the air; and will such air emissions be monitored? Existing lessees should indicate whether or not there are any such air filtration systems or stacks in use in, on or about the Premises which discharge into the air and whether such air emissions are being monitored.

          Yes _____              No _____

          If Yes, please describe:

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

     6.2 Do you propose to operate any of the following types of equipment or and other equipment requiring an air emissions permit? Existing lessees should specify any such equipment being operated in, on or about the Premises.

          __________ Spray booth(s)       __________ Incinerator(s)
          __________ Dip tank(s)          __________ Other (please describe)
          __________ Drying oven(s)       __________ No Equipment Requiring
                                                     Air Permits
          If Yes, please describe:
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

7.  HAZARDOUS MATERIALS DISCLOSURES

    7.1 Has your company prepared or will it be required to prepare a Hazardous Materials management plan ("Management Plan") pursuant to Fire Department or other governmental or regulatory agencies' requirements? Existing lessees should indicate whether or not a Management Plan is required and has been prepared.

          Yes _____              No _____



          If Yes, attach a copy of the Management Plan. Existing lessees should attach a copy of any required updates to the Management Plan.

    7.2 Are any of the Hazardous Materials, and in particular chemicals, proposed to be used in your operations in, on or about the Premises regulated under Proposition 65? Existing lessees should indicate whether or not there are any new Hazardous Materials being so used which are regulated under Proposition 65.


          Yes _____              No _____

          If Yes, please explain:
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

8.        ENFORCEMENT ACTIONS AND COMPLAINTS


    8.1 With respect to Hazardous Materials or Environmental Laws, has your company ever been subject to any agency enforcement action, administrative orders, or consent decrees or has your company received requests for information, notice or demand letters, or any other inquiries regarding its operations? Existing lessees should indicate whether or not any such actions, orders or decrees have been, or are in the process or being, undertaken or if any such requests have been received.

          Yes _____              No _____

          If Yes, describe the actions, orders or decrees and any continuing compliance obligations imposed as a result or these actions, orders, or decrees and also describe any requests, notices or demands, and attach a copy of all such documents. Existing lessees should describe and attach a copy of any orders, decrees, requests, notices or demands not already delivered to Landlord pursuant to the provisions of
          Section 4 of the Rider to the signed Lease Agreement.
          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________



    8.2   Have there ever been,  or are there now pending, any lawsuits  against
          your  company   regarding  any  environmental  or  health  and  safety
          concerns?

          Yes _____              No _____

          If Yes, describe any such lawsuits and attach copies of the complaint(s), cross-complaint(s), pleadings and all other documents related thereto as requested by Landlord. Existing lessees should describe and attach a copy of any new complaint(s), cross-complaint(s), pleadings and other related documents not already delivered to Landlord pursuant to the provisions of Paragraph 29 of the signed Lease Agreement.
          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________

    8.3 Have there been any problems or complaints from adjacent tenants, owners or other neighbors at your company's current facility with regard to environmental or health and safety concerns? Existing lessees should indicate whether or not there have been any such problems or complaints from adjacent tenants, owners or other neighbors at, about or near the Premises.

          Yes _____              No _____

          If Yes, please describe. Existing lessees should describe any such problems or complaints not already disclosed to Landlord under the provisions of the signed Lease Agreement.
          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________

9.  PERMITS AND LICENSES

    9.1 Attach copies of all Hazardous Materials permits and licenses issued to your company with respect to its proposed operations in, on or about the Premises, including, without limitation, any wastewater discharge permits, air emissions permits, and use permits or approvals. Existing lessees should attach copies of any new permits and licenses as well as any renewals of permits or licenses previously issued.

The undersigned hereby acknowledges and agrees that this Hazardous Materials Disclosure Certificate is being delivered in connection with, and as required by, Landlord in connection with the evaluation and finalization of a Lease Agreement and will be attached thereto as an exhibit. The undersigned further acknowledges and agrees that this Hazardous Materials Disclosure Certificate is being delivered in accordance with, and as required by, the provisions of
Section 4 of the Rider to the Lease Agreement. The undersigned further acknowledges and agrees that the Landlord and its partners, lenders and representatives may, and will, rely upon the statements, representations, warranties, and certifications made herein and the truthfulness thereof in entering into the Lease Agreement and the continuance thereof throughout the term, and any renewals thereof, of the Lease Agreement. I (print name) _________ ____________________, acting with full authority to bind the Tenant and on behalf of the Tenant, certify, represent and warrant that the information contained in this certificate is true and correct.

Tenant:


By:
------------------------------------
Title:
------------------------------------
Date:
------------------------------------


------------------------------------        ------------------------------------
Tenant                                      Date

AGREED AND ACCEPTED

------------------------------------        ------------------------------------
Landlord                                    Date